Commonwealth Annuity and Life Insurance Company

Separate Account IMO

Financial Statements

December 31, 2023

Commonwealth Annuity and Life Insurance Company

Separate Account IMO

Financial Statements

December 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Commonwealth Annuity and Life Insurance Company and

Policy Owners of Separate Account IMO

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the Sub-Accounts of Separate Account IMO (the “Separate Account”) of Commonwealth Annuity and Life Insurance Company as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account as of December 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
DWS Small Cap Index VIP – Class A	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Allocation Portfolio – Class II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined Core Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined Core Portfolio – Class II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined Growth Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined International Core Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined International Core Portfolio – Class II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio – Class II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock Disciplined Value Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic BlackRock High Yield Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Global Atlantic Goldman Sachs Core Fixed Income Portfolio – Class I	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Goldman Sachs VIT Equity Index Fund – Service Shares	For the period from January 1, 2023 to April 21, 2023	For the period from January 1, 2023 to April 21, 2023, and the year ended December 31, 2022	For the period from January 1, 2023 to April 21, 2023, and the two years ended December 31, 2022
Goldman Sachs VIT Government Money Market Fund – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Invesco V.I. Conservative Balanced Fund – Series II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Invesco V.I. Global Strategic Income Fund – Series II	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Invesco V.I. Health Care Fund – Series I Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Janus Henderson Overseas Portfolio – Service Shares	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
MFS® Utilities Series – Service Class	For the year ended December 31, 2023	For the two years ended December 31, 2023	For the three years ended December 31, 2023
Pioneer Real Estate Shares VCT Portfolio – Class II	For the period from January 1, 2023 to April 28, 2023	For the period from January 1, 2023 to April 28, 2023, and the year ended December 31, 2022	For the period from January 1, 2023 to April 28, 2023, and the two years ended December 31, 2022

The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with each Sub-Account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 15, 2024

We have served as the auditor of one or more separate accounts of Commonwealth Annuity and Life Insurance Company since 2021.

Separate Account IMO

Statements of Net Assets

December 31, 2023

	DWS Small Cap Index VIP	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined Growth Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$109,909	$506,866	$4,383,846	$45,983	$748,858
Net assets	$109,909	$506,866	$4,383,846	$45,983	$748,858

Net assets by category:
Accumulation reserves	$109,909	$506,866	$4,383,846	$45,983	$748,858
Net assets	$109,909	$506,866	$4,383,846	$45,983	$748,858

Units outstanding, December 31, 2023	21,010	34,583	217,402	4,176	69,247

Investments in shares of the Underlying Funds, at cost	$109,330	$507,925	$3,564,418	$50,788	$770,470
Underlying Fund shares held	8,064	47,326	323,293	3,394	46,513

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Net Assets

December 31, 2023

	Global Atlantic BlackRock Disciplined International Core Portfolio Class I	Global Atlantic BlackRock Disciplined International Core Portfolio Class II	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	Global Atlantic BlackRock Disciplined Value Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$797,266	$648,987	$1,370,897	$452,687	$3,106,688
Net assets	$797,266	$648,987	$1,370,897	$452,687	$3,106,688

Net assets by category:
Accumulation reserves	$797,266	$648,987	$1,370,897	$452,687	$3,106,688
Net assets	$797,266	$648,987	$1,370,897	$452,687	$3,106,688

Units outstanding, December 31, 2023	64,919	53,670	72,125	48,939	187,520

Investments in shares of the Underlying Funds, at cost	$773,999	$631,448	$1,275,308	$600,373	$2,860,924
Underlying Fund shares held	79,172	64,512	116,871	38,757	282,426

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Net Assets

December 31, 2023

	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Equity Index Fund (a)	Goldman Sachs VIT Government Money Market Fund	Invesco V.I. Conservative Balanced Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$277,082	$905,200	$-	$2,399,884	$23,482
Net assets	$277,082	$905,200	$-	$2,399,884	$23,482

Net assets by category:
Accumulation reserves	$277,082	$905,200	$-	$2,399,884	$23,482
Net assets	$277,082	$905,200	$-	$2,399,884	$23,482

Units outstanding, December 31, 2023	22,712	85,199	-	1,636,416	10,021

Investments in shares of the Underlying Funds, at cost	$296,598	$1,030,413	$-	$2,399,884	$23,786
Underlying Fund shares held	30,787	103,927	-	2,399,884	1,556

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Net Assets

December 31, 2023

	Invesco V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	Janus Henderson Overseas Portfolio	MFS® Utilities Series	Pioneer Real Estate Shares VCT Portfolio (a)
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$61,531	$190,446	$2,656	$28	$-
Net assets	$61,531	$190,446	$2,656	$28	$-

Net assets by category:
Accumulation reserves	$61,531	$190,446	$2,656	$28	$-
Net assets	$61,531	$190,446	$2,656	$28	$-

Units outstanding, December 31, 2023	110,928	42,595	825	4	-

Investments in shares of the Underlying Funds, at cost	$63,146	$194,222	$2,479	$32	$-
Underlying Fund shares held	13,921	7,350	66	1	-

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Operations

For the Year Ended December 31, 2023

	DWS Small Cap Index VIP	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined Growth Portfolio
INVESTMENT INCOME:
Dividends	$1,328	$9,472	$45,651	$372	$3,766

Net investment income (loss)	1,328	9,472	45,651	372	3,766

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	2,848	10,913	-	-	-
Net realized gain (loss) from sales of investments	(2,370)	(785)	29,581	(1,595)	(9,509)
Net realized gain (loss)	478	10,128	29,581	(1,595)	(9,509)
Change in unrealized gain (loss)	15,052	46,653	861,872	11,364	231,423
Net realized and unrealized gain (loss)	15,530	56,781	891,453	9,769	221,914
Net increase (decrease) in net assets from operations	$16,858	$66,253	$937,104	$10,141	$225,680

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Operations

For the Year Ended December 31, 2023

	Global Atlantic BlackRock Disciplined International Core Portfolio Class I	Global Atlantic BlackRock Disciplined International Core Portfolio Class II	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	Global Atlantic BlackRock Disciplined Value Portfolio
INVESTMENT INCOME:
Dividends	$19,402	$14,082	$2,632	$86	$50,695

Net investment income (loss)	19,402	14,082	2,632	86	50,695

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	-	-	-	16,412
Net realized gain (loss) from sales of investments	(283)	(588)	(2,934)	(20,588)	538
Net realized gain (loss)	(283)	(588)	(2,934)	(20,588)	16,950
Change in unrealized gain (loss)	84,364	77,745	273,170	110,740	314,022
Net realized and unrealized gain (loss)	84,081	77,157	270,236	90,152	330,972
Net increase (decrease) in net assets from operations	$103,483	$91,239	$272,868	$90,238	$381,667

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Operations

For the Year Ended December 31, 2023

	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Equity Index Fund (a)	Goldman Sachs VIT Government Money Market Fund	Invesco V.I. Conservative Balanced Fund
INVESTMENT INCOME:
Dividends	$17,183	$22,914	$-	$90,726	$392

Net investment income (loss)	17,183	22,914	-	90,726	392

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	-	-	-	-
Net realized gain (loss) from sales of investments	(5,131)	(34,325)	448,174	-	(4)
Net realized gain (loss)	(5,131)	(34,325)	448,174	-	(4)
Change in unrealized gain (loss)	19,373	64,525	(321,584)	-	2,188
Net realized and unrealized gain (loss)	14,242	30,200	126,590	-	2,184
Net increase (decrease) in net assets from operations	$31,425	$53,114	$126,590	$90,726	$2,576

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Operations

For the Year Ended December 31, 2023

	Invesco V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	Janus Henderson Overseas Portfolio	MFS® Utilities Series	Pioneer Real Estate Shares VCT Portfolio (a)
INVESTMENT INCOME:
Dividends	$-	$-	$37	$1	$671

Net investment income (loss)	-	-	37	1	671

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	-	-	-	2	10,865
Net realized gain (loss) from sales of investments	(2,435)	(924)	5	-	(105,703)
Net realized gain (loss)	(2,435)	(924)	5	2	(94,838)
Change in unrealized gain (loss)	7,543	6,979	220	(3)	92,670
Net realized and unrealized gain (loss)	5,108	6,055	225	(1)	(2,168)
Net increase (decrease) in net assets from operations	$5,108	$6,055	$262	$-	$(1,497)

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	DWS Small Cap Index VIP		Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio Class I
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,328	$980	$9,472	$7,632	$45,651	$42,584
Net realized gain (loss)	478	18,727	10,128	65,327	29,581	826,993
Change in unrealized gain (loss)	15,052	(46,247)	46,653	(144,751)	861,872	(1,725,972)
Net increase (decrease) in net assets from operations	16,858	(26,540)	66,253	(71,792)	937,104	(856,395)

FROM Policy TRANSACTIONS:
Net purchase payments	3,000	4,072	11,267	12,219	139,611	133,347
Terminations and withdrawals	(443)	(3,190)	-	(74,232)	(27,498)	(98,034)
Mortality and expense risk fees	(87)	(87)	(700)	(701)	(4,543)	(4,491)
Insurance and other charges	(4,856)	(3,940)	(18,267)	(16,660)	(196,868)	(197,559)
Transfers	(6,348)	1,522	1,772	4,446	(81,650)	(21,835)
Net increase (decrease) in net assets from Policy transactions	(8,734)	(1,623)	(5,928)	(74,928)	(170,948)	(188,572)
Net increase (decrease) in net assets	8,124	(28,163)	60,325	(146,720)	766,156	(1,044,967)

NET ASSETS:
Beginning of year	101,785	129,948	446,541	593,261	3,617,690	4,662,657
End of year	$109,909	$101,785	$506,866	$446,541	$4,383,846	$3,617,690

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Global Atlantic BlackRock Disciplined Core Portfolio Class II		Global Atlantic BlackRock Disciplined Growth Portfolio		Global Atlantic BlackRock Disciplined International Core Portfolio Class I
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$372	$349	$3,766	$2,665	$19,402	$21,896
Net realized gain (loss)	(1,595)	5,824	(9,509)	85,612	(283)	27,584
Change in unrealized gain (loss)	11,364	(17,549)	231,423	(307,795)	84,364	(162,804)
Net increase (decrease) in net assets from operations	10,141	(11,376)	225,680	(219,518)	103,483	(113,324)

FROM Policy TRANSACTIONS:
Net purchase payments	1,839	1,799	21,644	23,563	48,707	47,990
Terminations and withdrawals	-	-	(167)	(16,791)	(4,054)	(917)
Mortality and expense risk fees	(84)	(88)	-	-	(730)	(656)
Insurance and other charges	(4,014)	(3,549)	(39,178)	(35,239)	(39,623)	(39,754)
Transfers	(1,277)	2,781	(7,163)	2,882	33,676	1,949
Net increase (decrease) in net assets from Policy transactions	(3,536)	943	(24,864)	(25,585)	37,976	8,612
Net increase (decrease) in net assets	6,605	(10,433)	200,816	(245,103)	141,459	(104,712)

NET ASSETS:
Beginning of year	39,378	49,811	548,042	793,145	655,807	760,519
End of year	$45,983	$39,378	$748,858	$548,042	$797,266	$655,807

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Global Atlantic BlackRock Disciplined International Core Portfolio Class II		Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I		Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$14,082	$19,860	$2,632	$3,364	$86	$-
Net realized gain (loss)	(588)	27,451	(2,934)	326,769	(20,588)	82,720
Change in unrealized gain (loss)	77,745	(163,444)	273,170	(748,774)	110,740	(230,751)
Net increase (decrease) in net assets from operations	91,239	(116,133)	272,868	(418,641)	90,238	(148,031)

FROM Policy TRANSACTIONS:
Net purchase payments	30,395	25,764	37,899	37,544	29,409	27,305
Terminations and withdrawals	(437)	(1,888)	(6,366)	(58,764)	(13,878)	(30,313)
Mortality and expense risk fees	(886)	(948)	(1,335)	(1,307)	(480)	(484)
Insurance and other charges	(38,016)	(38,865)	(58,262)	(59,556)	(36,929)	(37,023)
Transfers	(73,415)	15,412	(3,688)	13,598	151	(4,139)
Net increase (decrease) in net assets from Policy transactions	(82,359)	(525)	(31,752)	(68,485)	(21,727)	(44,654)
Net increase (decrease) in net assets	8,880	(116,658)	241,116	(487,126)	68,511	(192,685)

NET ASSETS:
Beginning of year	640,107	756,765	1,129,781	1,616,907	384,176	576,861
End of year	$648,987	$640,107	$1,370,897	$1,129,781	$452,687	$384,176

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Global Atlantic BlackRock Disciplined Value Portfolio		Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$50,695	$48,850	$17,183	$14,640	$22,914	$20,931
Net realized gain (loss)	16,950	648,698	(5,131)	(3,692)	(34,325)	(11,337)
Change in unrealized gain (loss)	314,022	(967,655)	19,373	(41,394)	64,525	(168,000)
Net increase (decrease) in net assets from operations	381,667	(270,107)	31,425	(30,446)	53,114	(158,406)

FROM Policy TRANSACTIONS:
Net purchase payments	87,600	95,472	12,587	18,906	33,748	42,167
Terminations and withdrawals	(2,141)	(176,646)	(6,088)	(5,542)	(193)	(15,152)
Mortality and expense risk fees	(3,683)	(3,830)	(299)	(335)	(1,127)	(1,391)
Insurance and other charges	(121,074)	(133,474)	(21,720)	(23,260)	(64,271)	(70,507)
Transfers	(27,179)	(67,310)	1,618	(14,221)	(82,384)	21,675
Net increase (decrease) in net assets from Policy transactions	(66,477)	(285,788)	(13,902)	(24,452)	(114,227)	(23,208)
Net increase (decrease) in net assets	315,190	(555,895)	17,523	(54,898)	(61,113)	(181,614)

NET ASSETS:
Beginning of year	2,791,498	3,347,393	259,559	314,457	966,313	1,147,927
End of year	$3,106,688	$2,791,498	$277,082	$259,559	$905,200	$966,313

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Goldman Sachs VIT Equity Index Fund (a)		Goldman Sachs VIT Government Money Market Fund		Invesco V.I. Conservative Balanced Fund
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$-	$17,764	$90,726	$11,989	$392	$258
Net realized gain (loss)	448,174	968,966	-	-	(4)	1,706
Change in unrealized gain (loss)	(321,584)	(1,792,703)	-	-	2,188	(6,272)
Net increase (decrease) in net assets from operations	126,590	(805,973)	90,726	11,989	2,576	(4,308)

FROM Policy TRANSACTIONS:
Net purchase payments	18,432	72,622	150,589	238,808	-	-
Terminations and withdrawals	-	(30,840)	(6,706)	(294,991)	-	-
Mortality and expense risk fees	(315)	(2,548)	(1,185)	(620)	(22)	(22)
Insurance and other charges	(24,071)	(100,988)	(248,570)	(236,006)	(37)	(34)
Transfers	(1,659,390)	(2,530,095)	1,536,964	90,202	-	-
Net increase (decrease) in net assets from Policy transactions	(1,665,344)	(2,591,849)	1,431,092	(202,607)	(59)	(56)
Net increase (decrease) in net assets	(1,538,754)	(3,397,822)	1,521,818	(190,618)	2,517	(4,364)

NET ASSETS:
Beginning of year	1,538,754	4,936,576	878,066	1,068,684	20,965	25,329
End of year	$-	$1,538,754	$2,399,884	$878,066	$23,482	$20,965

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	Invesco V.I. Global Strategic Income Fund		Invesco V.I. Health Care Fund		Janus Henderson Overseas Portfolio
	2023	2022	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$-	$-	$-	$-	$37	$43
Net realized gain (loss)	(2,435)	(407)	(924)	28,339	5	(6)
Change in unrealized gain (loss)	7,543	(6,157)	6,979	(60,120)	220	(302)
Net increase (decrease) in net assets from operations	5,108	(6,564)	6,055	(31,781)	262	(265)

FROM Policy TRANSACTIONS:
Net purchase payments	-	-	8,560	10,328	-	-
Terminations and withdrawals	-	(29)	(456)	(26,571)	-	-
Mortality and expense risk fees	(47)	(42)	(96)	(88)	(1)	(1)
Insurance and other charges	(2,086)	(1,864)	(9,975)	(10,759)	(131)	(134)
Transfers	(20,485)	34,548	8,948	(8,368)	-	21
Net increase (decrease) in net assets from Policy transactions	(22,618)	32,613	6,981	(35,458)	(132)	(114)
Net increase (decrease) in net assets	(17,510)	26,049	13,036	(67,239)	130	(379)

NET ASSETS:
Beginning of year	79,041	52,992	177,410	244,649	2,526	2,905
End of year	$61,531	$79,041	$190,446	$177,410	$2,656	$2,526

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Statements of Changes in Net Assets

For the Years Ended December 31, 2023 and 2022

	MFS® Utilities Series		Pioneer Real Estate Shares VCT Portfolio (a)
	2023	2022	2023	2022
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1	$29	$671	$2,583
Net realized gain (loss)	2	84	(94,838)	(1,739)
Change in unrealized gain (loss)	(3)	(87)	92,670	(63,301)
Net increase (decrease) in net assets from operations	-	26	(1,497)	(62,457)

FROM Policy TRANSACTIONS:
Net purchase payments	-	-	4,151	16,664
Terminations and withdrawals	-	-	-	(24,627)
Mortality and expense risk fees	-	-	(23)	(83)
Insurance and other charges	(2)	(570)	(5,273)	(16,538)
Transfers	-	(1,297)	(133,268)	1,895
Net increase (decrease) in net assets from Policy transactions	(2)	(1,867)	(134,413)	(22,689)
Net increase (decrease) in net assets	(2)	(1,841)	(135,910)	(85,146)

NET ASSETS:
Beginning of year	30	1,871	135,910	221,056
End of year	$28	$30	$-	$135,910

(a) Fund liquidation.  See Note 1.

The accompanying notes are an integral part of these financial statements.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 1 - Organization

Separate Account IMO of Commonwealth Annuity and Life Insurance Company (“Separate Account IMO“ or the “Separate Account”), which is a funding vehicle for the Commonwealth Annuity VUL 2001, Commonwealth Annuity Select Life Plus, and Commonwealth Annuity Select Survivorship VUL insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on January 10, 2000, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG is a majority-owned subsidiary of KKR & Co., Inc.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account and the Forethought Variable Insurance Trust (FVIT). Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund.  Twenty Sub-Accounts were offered by the Separate Account during 2023, all of which had activity.

Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund groups:
Fund Group
Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
Deutsche DWS Variable Series II
Global Atlantic Portfolios (administered by the FVIT)
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
MFS® Variable Insurance Trust
Pioneer Variable Contracts Trust

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
DWS Small Cap Index VIP	Class A
Global Atlantic BlackRock Allocation Portfolio	Class II
Global Atlantic BlackRock Disciplined Core Portfolio	Class I
Global Atlantic BlackRock Disciplined Core Portfolio	Class II
Global Atlantic BlackRock Disciplined Growth Portfolio	Class I
Global Atlantic BlackRock Disciplined International Core Portfolio	Class I
Global Atlantic BlackRock Disciplined International Core Portfolio	Class II
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Class I
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Class II

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 1 - Organization (Continued)

Underlying Fund (Continued)	Class
Global Atlantic BlackRock Disciplined Value Portfolio	Class I
Global Atlantic BlackRock High Yield Portfolio	Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Class I
Goldman Sachs VIT Equity Index Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares
Invesco V.I. Conservative Balanced Fund	Series II
Invesco V.I. Global Strategic Income Fund	Series II
Invesco V.I. Health Care Fund	Series I Shares
Janus Henderson Overseas Portfolio	Service Shares
MFS® Utilities Series	Service Class
Pioneer Real Estate Shares VCT Portfolio	Class II

In 2023 the following Sub-Accounts were liquidated:

Date	Liquidated Sub-Account
April 21, 2023	Goldman Sachs VIT Equity Index Fund
April 28, 2023	Pioneer Real Estate Shares VCT Portfolio

From time to time Commonwealth Annuity reviews its product offerings, particularly with regard to the utilization of its Sub-Account offerings, and determines if it is necessary to discontinue certain Sub-Accounts. The following Sub-Accounts are closed to new payment allocations and transfers:

Closed Sub-Accounts
Janus Henderson Overseas Portfolio
MFS® Utilities Series

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Reclassification

On the Statements of Changes in Net Assets, Transfers for the year ended December 31, 2022 have been reclassified to conform to the 2023 presentation.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

Commonwealth Annuity management has evaluated events subsequent to December 31, 2023. Other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

On January 2, 2024, KKR & Co. Inc. (“KKR”) acquired all of the remaining minority equity interests of GAFG that KKR did not already own. At the closing of the transaction, GAFG became a wholly-owned subsidiary of KKR.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 2 - Summary of Significant Accounting Policies (Continued)

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

Level 2	Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The Underlying Funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Policy owners under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Mortality and expense risk fees are deductions from Policy values for Commonwealth Annuity's assumption

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 2 - Summary of Significant Accounting Policies (Continued)

of risks associated with adverse mortality experience. The expense risk assumed is that expenses incurred in issuing and administering the Policies exceed the amounts realized from administration charges. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Transfers include amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account, along with Policy loan activity and death claims.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2023.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

Commonwealth Annuity deducts a Cost of Insurance Charge for the cost of insurance protection under the Policies; an Expense Charge as reimbursement for underwriting and acquisition costs; an Administrative Charge as reimbursement for expenses related to issuance and maintenance of the Policies; a Mortality and Expense Risk Charge as compensation for assuming mortality and expense risks for variable interests in the Policies; and Charges for Optional Benefits added by riders. Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table.

The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity. The Charges for Optional Benefits vary depending upon the optional benefits selected and by the underwriting classification of the insured.

The Policy owner may allocate the Policy deductions to any number of Sub-Accounts and to the Fixed Account. In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy. Policy fees may be waived by Commonwealth Annuity in certain cases at its discretion, and where permitted by law.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 3 - Expenses and Related Party Transactions (Continued)

Fees and charges may be deducted daily, monthly, or annually. They are deducted from individual Policies (“Individual Policy”). Current fees and charges are summarized in the following table.

	Commonwealth Annuity VUL 2001	Commonwealth Annuity Select Life Plus	Commonwealth Annuity Select Survivorship VUL
Mortality and Expense Risk Charge
Frequency	Monthly	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy	Individual Policy
Rate (Annual)	0.35% for years 1-10; 0.05% thereafter	0.35% for years 1-10; 0.05% thereafter	0.10%
Cost of Insurance Charge
Frequency	Monthly	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy	Individual Policy
Rate (Annual)	Varies by Policy	Varies by Policy	Varies by Policy

Expense Charge
Frequency	Monthly	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy	Individual Policy
Rate (Annual)	Varies by Policy	Varies by Policy	Varies by Policy

Charges for Optional Benefits
Frequency	Monthly	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy	Individual Policy
Rate (Annual)	Varies by Policy	Varies by Policy	Varies by Policy

Administrative Charge
Frequency	Monthly	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy	Individual Policy
Maximum Annual Fee	$7.50	$7.50	$16 for years 1-5; $6 thereafter

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount.

Some states and municipalities impose premium taxes, which currently range up to 5%, on variable life policies.

There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Policy terms.

Global Atlantic Investment Advisors, LLC (GAIA) is the investment adviser to the FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2023,

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 3 - Expenses and Related Party Transactions (Continued)

management fees of the underlying FVIT funds were paid by the underlying fund to GAIA in its capacity as investment manager of the FVIT funds, which is an indirect expense of the Separate Account.

The FVIT funds’ advisory agreement provides for each fund to pay a fee to GAIA, equal to an annual rate ranging from 0.22% to 0.60% of the applicable fund’s average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee to Global Atlantic Distributors, LLC equal to an annual rate of 0.25% of the fund’s average daily net assets. Class I shares paid no 12b-1 fee. These fees are direct expenses of the funds, and indirect expenses of the Separate Account.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
DWS Small Cap Index VIP	3,370	(5,078)	(1,708)	931	(1,231)	(300)
Global Atlantic BlackRock Allocation Portfolio	817	(1,249)	(432)	968	(6,157)	(5,189)
Global Atlantic BlackRock Disciplined Core Portfolio Class I	5,701	(15,003)	(9,302)	5,376	(15,671)	(10,295)
Global Atlantic BlackRock Disciplined Core Portfolio Class II	397	(733)	(336)	1,476	(1,581)	(105)
Global Atlantic BlackRock Disciplined Growth Portfolio	3,828	(6,074)	(2,246)	17,194	(18,382)	(1,188)
Global Atlantic BlackRock Disciplined International Core Portfolio Class I	6,705	(3,349)	3,356	6,019	(4,971)	1,048
Global Atlantic BlackRock Disciplined International Core Portfolio Class II	2,318	(9,520)	(7,202)	5,149	(5,128)	21
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	2,079	(3,907)	(1,828)	2,709	(6,612)	(3,903)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	2,635	(5,204)	(2,569)	3,331	(8,610)	(5,279)
Global Atlantic BlackRock Disciplined Value Portfolio	10,213	(14,695)	(4,482)	3,466	(22,423)	(18,957)
Global Atlantic BlackRock High Yield Portfolio	3,310	(4,505)	(1,195)	1,303	(3,568)	(2,265)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	9,382	(20,349)	(10,967)	6,562	(8,821)	(2,259)
Goldman Sachs VIT Equity Index Fund (a)	3,235	(413,230)	(409,995)	11,787	(673,190)	(661,403)
Goldman Sachs VIT Government Money Market Fund	1,306,902	(297,874)	1,009,028	290,248	(436,921)	(146,673)
Invesco V.I. Conservative Balanced Fund	-	(27)	(27)	-	(26)	(26)

(a) Fund liquidation.  See Note 1.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 4 - Changes In Units Outstanding (Continued)

	2023			2022
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Invesco V.I. Global Strategic Income Fund	2,799	(46,621)	(43,822)	68,915	(5,762)	63,153
Invesco V.I. Health Care Fund	5,128	(3,411)	1,717	2,161	(10,147)	(7,986)
Janus Henderson Overseas Portfolio	-	(42)	(42)	19	(62)	(43)
MFS® Utilities Series	-	-	-	-	(253)	(253)
Pioneer Real Estate Shares VCT Portfolio (a)	679	(25,529)	(24,850)	2,703	(5,733)	(3,030)

(a) Fund liquidation.  See Note 1.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2023 were as follows:

Investment Portfolios	Purchases	Sales
DWS Small Cap Index VIP	$19,483	$24,040
Global Atlantic BlackRock Allocation Portfolio	31,417	16,960
Global Atlantic BlackRock Disciplined Core Portfolio Class I	147,639	272,936
Global Atlantic BlackRock Disciplined Core Portfolio Class II	4,170	7,333
Global Atlantic BlackRock Disciplined Growth Portfolio	36,814	57,911
Global Atlantic BlackRock Disciplined International Core Portfolio Class I	96,391	39,014
Global Atlantic BlackRock Disciplined International Core Portfolio Class II	40,769	109,047
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I	36,936	66,056
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II	22,043	43,684
Global Atlantic BlackRock Disciplined Value Portfolio	220,597	219,967
Global Atlantic BlackRock High Yield Portfolio	54,823	51,542
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	118,619	209,932
Goldman Sachs VIT Equity Index Fund (a)	12,686	1,678,030
Goldman Sachs VIT Government Money Market Fund	1,946,653	424,835
Invesco V.I. Conservative Balanced Fund	392	59
Invesco V.I. Global Strategic Income Fund	1,488	24,106
Invesco V.I. Health Care Fund	21,656	14,674
Janus Henderson Overseas Portfolio	37	132
MFS® Utilities Series	3	1
Pioneer Real Estate Shares VCT Portfolio (a)	15,328	138,205

(a) Fund liquidation.  See Note 1.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
DWS Small Cap Index VIP
2023	21,010	5.23	109,909	1.17	N/A	16.74
2022	22,718	4.48	101,785	0.91	N/A	(20.71)
2021	23,018	5.65	129,948	0.83	N/A	14.60
2020	23,389	4.93	115,317	1.11	N/A	19.37
2019	24,087	4.13	99,440	1.28	N/A	25.15
Global Atlantic BlackRock Allocation Portfolio
2023	34,583	14.66	506,866	2.00	N/A	14.98
2022	35,015	12.75	446,541	1.61	N/A	(13.62)
2021	40,204	14.76	593,261	1.51	N/A	11.06
2020	41,776	13.29	555,180	2.14	N/A	14.18
2019	42,527	11.64	495,212	1.81	N/A	20.75
Global Atlantic BlackRock Disciplined Core Portfolio Class I
2023	217,402	20.16	4,383,846	1.14	N/A	26.32
2022	226,704	15.96	3,617,690	1.10	N/A	(18.86)
2021	237,000	19.67	4,662,657	0.91	N/A	28.65
2020	251,790	15.29	3,849,969	1.49	N/A	19.73
2019	267,200	12.77	3,413,424	1.44	N/A	29.12
Global Atlantic BlackRock Disciplined Core Portfolio Class II
2023	4,176	11.01	45,983	0.87	N/A	26.12
2022	4,512	8.73	39,378	0.75	N/A	(19.09)
2021	4,616	10.79	49,811	0.59	N/A	7.90
Global Atlantic BlackRock Disciplined Growth Portfolio
2023	69,247	10.81	748,858	0.57	N/A	40.94
2022	71,493	7.67	548,042	0.43	N/A	(29.70)
2021	72,681	10.91	793,145	0.01	N/A	9.10

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Global Atlantic BlackRock Disciplined International Core Portfolio Class I
2023	64,919	12.28	797,266	2.64	N/A	15.31
2022	61,563	10.65	655,807	3.32	N/A	(15.27)
2021	60,516	12.57	760,519	1.40	N/A	8.74
2020	68,310	11.56	789,955	2.08	N/A	10.41
2019	69,140	10.47	724,065	2.60	N/A	20.48
Global Atlantic BlackRock Disciplined International Core Portfolio Class II
2023	53,670	12.09	648,987	2.23	N/A	14.92
2022	60,872	10.52	640,107	3.02	N/A	(15.43)
2021	60,851	12.44	756,765	1.31	N/A	8.55
2020	61,324	11.46	703,074	1.85	N/A	9.98
2019	60,257	10.42	627,775	2.35	N/A	20.18
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class I
2023	72,125	19.01	1,370,897	0.21	N/A	24.41
2022	73,953	15.28	1,129,781	0.28	N/A	(26.43)
2021	77,856	20.77	1,616,907	0.02	N/A	14.31
2020	80,844	18.17	1,469,116	0.28	N/A	36.51
2019	86,468	13.31	1,150,946	0.22	N/A	32.70
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Class II
2023	48,939	9.25	452,687	0.02	N/A	23.99
2022	51,508	7.46	384,176	N/A	N/A	(26.57)
2021	56,787	10.16	576,861	N/A	N/A	1.60
Global Atlantic BlackRock Disciplined Value Portfolio
2023	187,520	16.57	3,106,688	1.77	N/A	13.96
2022	192,002	14.54	2,791,498	1.68	N/A	(8.38)
2021	210,960	15.87	3,347,393	1.34	N/A	26.56
2020	222,591	12.54	2,790,315	2.30	N/A	4.15
2019	229,276	12.04	2,759,797	2.03	N/A	25.29

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Global Atlantic BlackRock High Yield Portfolio
2023	22,712	12.20	277,082	6.58	N/A	12.34
2022	23,907	10.86	259,559	5.34	N/A	(9.65)
2021	26,172	12.02	314,457	5.42	N/A	4.07
2020	22,222	11.55	256,731	5.71	N/A	5.77
2019	27,275	10.92	297,858	6.13	N/A	15.07
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
2023	85,199	10.62	905,200	2.59	N/A	5.67
2022	96,166	10.05	966,313	2.04	N/A	(13.81)
2021	98,426	11.66	1,147,927	2.52	N/A	(2.02)
2020	95,319	11.90	1,134,145	2.37	N/A	9.48
2019	94,815	10.87	1,030,363	2.21	N/A	9.58
Goldman Sachs VIT Equity Index Fund (a)
2023	-	4.07	-	N/A	N/A	8.53
2022	409,995	3.75	1,538,754	0.57	N/A	(18.66)
2021	1,071,398	4.61	4,936,576	0.98	N/A	28.41
2020	1,099,694	3.59	3,952,499	1.30	N/A	17.70
2019	1,129,958	3.05	3,444,829	1.42	N/A	30.90
Goldman Sachs VIT Government Money Market Fund
2023	1,636,416	1.47	2,399,884	4.75	N/A	5.00
2022	627,388	1.40	878,066	1.41	N/A	1.45
2021	774,061	1.38	1,068,684	0.01	N/A	0.00
2020	650,077	1.38	897,475	0.28	N/A	0.00
2019	685,370	1.38	943,677	1.85	N/A	2.22
Invesco V.I. Conservative Balanced Fund
2023	10,021	2.34	23,482	1.78	N/A	11.96
2022	10,048	2.09	20,965	1.17	N/A	(16.73)
2021	10,073	2.51	25,329	1.31	N/A	10.09
2020	10,097	2.28	23,017	1.90	N/A	14.57
2019	10,121	1.99	20,135	2.00	N/A	17.06

(a) Fund liquidation.  See Note 1.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Invesco V.I. Global Strategic Income Fund
2023	110,928	0.55	61,531	N/A	N/A	7.84
2022	154,750	0.51	79,041	N/A	N/A	(12.07)
2021	91,597	0.58	52,992	6.00	N/A	(3.33)
2020	93,904	0.60	56,333	4.04	N/A	3.45
2019	112,798	0.58	65,702	3.37	N/A	9.43
Invesco V.I. Health Care Fund
2023	42,595	4.47	190,446	N/A	N/A	3.00
2022	40,878	4.34	177,410	N/A	N/A	(13.37)
2021	48,864	5.01	244,649	0.21	N/A	12.33
2020	47,321	4.46	210,975	0.33	N/A	14.36
2019	59,256	3.90	230,812	0.04	N/A	32.65
Janus Henderson Overseas Portfolio
2023	825	3.22	2,656	1.43	N/A	10.65
2022	867	2.91	2,526	1.68	N/A	(8.78)
2021	909	3.19	2,905	0.90	N/A	13.12
2020	3,972	2.82	11,200	1.23	N/A	16.05
2019	4,026	2.43	9,785	1.85	N/A	26.56
MFS® Utilities Series
2023	4	7.14	28	3.34	N/A	(2.33)
2022	4	7.31	30	2.73	N/A	0.55
2021	257	7.27	1,871	0.15	N/A	13.77
2020	5	6.39	35	2.18	N/A	5.62
2019	6	6.05	38	3.72	N/A	24.74
Pioneer Real Estate Shares VCT Portfolio (a)
2023	-	5.41	-	0.49	N/A	(1.10)
2022	24,850	5.47	135,910	1.58	N/A	(31.02)
2021	27,880	7.93	221,056	1.02	N/A	40.85
2020	28,761	5.63	162,020	1.54	N/A	(7.70)
2019	29,617	6.10	180,601	1.92	N/A	27.88

(a) Fund liquidation.  See Note 1.

Separate Account IMO

Notes To Financial Statements

December 31, 2023

Note 6 - Financial Highlights (Continued)

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded. This separate account assesses all fees at the Policy level.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2023 and 2022 and for the Years Ended

December 31, 2023, 2022 and 2021 and Supplemental Information

As of and for the Year Ended December 31, 2023

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Independent Auditor's Report	3
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	6
Statutory Statements of Operations	7
Statutory Statements of Changes in Capital and Surplus	8
Statutory Statements of Cash Flows	9
Notes to Financial Statements - Statutory Basis	11

Supplementary Information	73
Supplemental Schedule of Selected Statutory Basis Financial Data	74
Supplemental Schedule of Investment Risk Interrogatories	78
Summary Investment Schedule	83
Supplemental Schedule of Reinsurance Disclosures	84

INDEPENDENT AUDITOR’S REPORT

To the Audit Committee of The Global Atlantic Financial Group LLC:

Opinions

We have audited the statutory-basis financial statements of Commonwealth Annuity and Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and December 31, 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2023, 2022, and 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and December 31, 2022, and the results of its operations and its cash flows for the years ended December 31, 2023, 2022, and 2021, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and December 31, 2022, or the results of its operations or its cash flows for the years ended December 31, 2023, 2022, and 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory-basis financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory- basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

April 12, 2024

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2023 and 2022

(Dollars in thousands, except share data)	Notes	2023	2022
ASSETS
Bonds	3,4	$43,765,029	$40,672,071
Preferred stocks	4	64,665	40,724
Affiliated common stock	4	3,650,335	3,708,640
Unaffiliated common stock	4	18,046	17,520
Mortgage loans	3,4	14,773,971	12,440,740
Other invested assets including receivables for securities	3,4,12	1,558,962	1,769,441
Cash, cash equivalents, and short term investments	3,4	4,723,732	2,377,693
Policy loans	3,4	575,566	340,447
Derivatives	3,4	334,575	130,411
Subtotal, cash and invested assets		69,464,881	61,497,687
Investment income due and accrued		464,076	431,394
Premiums due and deferred	8	1,899	2,089
Reinsurance receivable		2,742,558	1,135,220
Net deferred tax asset	6	559,273	376,066
Current federal and foreign income tax recoverable		4,104	86,908
Deposit accounting receivable		2,760,351	2,779,392
Other assets	15	131,075	45,261
Separate account assets	17	1,805,542	1,721,641
Total admitted assets		$77,933,759	$68,075,658

LIABILITIES
Funds held under reinsurance treaties		$47,561,440	$41,196,914
Aggregate reserve for life policies and contracts	9	16,687,732	15,208,417
Aggregate reserve for accident and health policies		184,895	198,372
Deposit funds and other contract liabilities		764,271	778,869
Claims payable		9,111	5,769
Dividends payable to policyholders		377	399
Interest maintenance reserve		—	56,408
General expenses and commissions payable		12,548	8,632
Reinsurance payables		2,480,858	881,967
Transfers from separate accounts due or accrued		(12,859)	(14,186)
Taxes, licenses and fees payable		(1,194)	568
Asset valuation reserve		371,360	287,351
Derivative collateral	3,4	344,834	84,355
Deposit contracts payable		2,954,954	2,976,049
Other liabilities	15	455,917	472,249
Payable to parent, subsidiaries and affiliates, net		—	20,041
Separate account liabilities	17	1,805,542	1,721,641
Total liabilities		$73,619,786	$63,883,815

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		3,965,011	3,300,011
Unassigned surplus		(698,609)	69,261
Surplus notes		1,045,000	820,000
Other		45	45
Total capital and surplus	11	4,313,973	4,191,843
Total liabilities, capital, and surplus		$77,933,759	$68,075,658

The accompanying notes are an integral part of these financial statements	Page 6

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)	Notes	2023	2022	2021
REVENUE
Premiums and annuity considerations		$2,155,129	$8,177,938	$(710,085)
Net investment income	3	2,958,237	2,127,303	1,436,797
Amortization of interest maintenance reserve	3	(110)	2,205	23,227
Commissions, expense allowances and reserve adjustments on reinsurance ceded		1,129,664	147,716	60,827
Investment management and administration fees from separate accounts		25,160	36,172	37,437
Policyholder fee income		40,672	41,656	40,710
Other income	15	157,516	203,795	30,491
Total revenue		$6,466,268	$10,736,785	$919,404

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		1,057,567	500,539	384,292
Annuity payments		328,287	214,492	188,130
Death benefits		55,824	54,327	50,330
Disability benefits		24,044	29,002	52,153
Supplementary contracts		2	2	2
Change in policy reserves, deposit funds and other		1,465,839	7,743,318	(1,194,804)
Total benefits		2,931,563	8,541,680	(519,897)
Commissions on premiums, annuity considerations and deposit liabilities		3,570	4,197	5,092
Change in loading expenses		(147)	(55)	(59)
Commissions and expense allowances on reinsurance assumed		1,276,094	491,748	178,750
General insurance expenses		252,465	213,500	128,182
Insurance taxes, licenses and fees		8,183	7,339	5,018
Net transfers to/(from) separate accounts	17	(94,084)	(65,746)	(64,471)
Change in reserve - modified coinsurance and funds withheld adjustment		2,225,917	1,485,915	1,100,195
Total benefits and expenses		6,603,561	10,678,578	832,810

Net Income(Loss) from operations before dividends, federal income taxes and realized capital gains		(137,293)	58,207	86,594

Dividends to policyholders		951	965	1,048

Net Income(Loss) from operations before federal income taxes and realized capital gains		(138,244)	57,242	85,546

Federal and foreign income tax (benefit)	6	167,360	127,967	64,116

Net Income(Loss) from operations before realized capital gains		(305,604)	(70,725)	21,430

Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		(465,445)	(421,100)	(40,278)

Net income (loss)		$(771,049)	$(491,825)	$(18,848)

The accompanying notes are an integral part of these financial statements	Page 7

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31,	$2,526	$1,860,011	$820,000	$45	$683,871	$3,366,453

Net income	—	—	—	—	(18,848)	(18,848)
Change in net unrealized capital gains	—	—	—	—	1,197	1,197
Unrealized foreign exchange capital loss	—	—	—	—	(82)	(82)
Change in net deferred income tax	—	—	—	—	35,158	35,158
Change in non-admitted assets	—	—	—	—	1,931	1,931
Change in unauthorized reinsurance	—	—	—	—	1,568	1,568
Change in asset valuation reserve	—	—	—	—	(94,371)	(94,371)
Capital contribution	—	640,000	—	—	—	640,000
Change as a result of reinsurance	—	—	—	—	(45,852)	(45,852)
Other changes to capital and surplus	—	—	—	—	1,003	1,003
Balance at December 31, 2021	2,526	2,500,011	820,000	45	565,575	3,888,157

Net income	—	—	—	—	(491,825)	(491,825)
Change in net unrealized capital gains	—	—	—	—	1,242	1,242
Unrealized foreign exchange capital loss	—	—	—	—	(630)	(630)
Change in net deferred income tax	—	—	—	—	133,731	133,731
Change in non-admitted assets	—	—	—	—	(39,750)	(39,750)
Change in unauthorized reinsurance	—	—	—	—	(682)	(682)
Cumulative effect of changes in accounting principles	—	—	—	—	7,870	7,870
Change in asset valuation reserve	—	—	—	—	(101,548)	(101,548)
Capital contribution	—	800,000	—	—	—	800,000
Change as a result of reinsurance	—	—	—	—	(5,047)	(5,047)
Other changes to capital and surplus	—	—	—	—	325	325
Balance at December 31, 2022	2,526	3,300,011	820,000	45	69,261	4,191,843

Net loss	—	—	—	—	(771,049)	(771,049)
Change in net unrealized capital gains	—	—	—	—	(164,398)	(164,398)
Unrealized foreign exchange capital loss	—	—	—	—	3,021	3,021
Change in net deferred income tax	—	—	—	—	244,154	244,154
Change in non-admitted assets	—	—	—	—	10,740	10,740
Change in unauthorized reinsurance	—	—	—	—	230	230
Change in asset valuation reserve	—	—	—	—	(84,009)	(84,009)
Capital contribution	—	665,000	—	—	—	665,000
Change as a result of reinsurance	—	—	—	—	(4,709)	(4,709)
Change in surplus notes	—	—	225,000	—	—	225,000
Prior year adjustment	—	—	—	—	(1,850)	(1,850)
Balance at December 31, 2023	2,526	3,965,011	1,045,000	45	(698,609)	4,313,973

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)	2023	2022	2021
CASH FROM OPERATIONS
Premiums and annuity considerations	$4,458,139	$9,080,344	$4,988,326
Net investment income	2,877,887	2,008,628	1,467,384
Other income	(350,608)	819,196	(56,477)
Claims, surrenders and other benefits	138,722	(587,193)	(301,020)
Commissions and expenses paid	(3,338,629)	(2,144,622)	(1,374,433)
Surplus note interest	(51,250)	(51,250)	(51,250)
Dividends paid to policyholders	(973)	(987)	(1,078)
Net transfers from separate accounts	95,411	73,743	66,449
Federal income taxes recovered / (paid)	(29,162)	(69)	(58,933)
Net cash from operations	3,799,537	9,197,790	4,678,968

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	10,773,439	17,104,502	27,036,830
Stocks	30,308	2,691	31,308
Mortgage loans	1,800,062	2,396,852	786,377
Other invested assets	1,272,023	1,058,430	130,213
Miscellaneous proceeds	—	177,322	—
Total investment proceeds	13,875,832	20,739,797	27,984,728
Cost of investments acquired
Bonds	(11,814,933)	(17,671,286)	(24,806,270)
Stocks	(355,286)	(150,521)	(423,698)
Mortgage loans	(4,108,539)	(6,226,816)	(6,353,783)
Other invested assets	(962,963)	(1,758,284)	(737,550)
Miscellaneous applications	(894,970)	—	—
Total cost of investments acquired	(18,136,691)	(25,806,907)	(32,321,301)
Net change in policy loans	1,251	15,970	16,709
Net cash (used in) / from investments	(4,259,608)	(5,051,140)	(4,319,864)

CASH FROM FINANCING AND OTHER SOURCES
Surplus notes, capital notes	225,000	—	—
Capital and paid in surplus, less treasury stock	665,000	800,000	640,000
Net deposits / (withdrawals) on deposit type contracts	(14,598)	(17,481)	18,021
Borrowed funds	182,919	—	—
Net change in derivative collateral	260,636	(55,343)	82,238
Net change in funds held for reinsurers	1,172,360	(3,800,392)	(687,765)
Other cash provided / (applied)	314,793	(64,848)	(668,315)
Net cash from financing and other sources	2,806,110	(3,138,064)	(615,821)
Net change in cash, cash equivalents, and short term investments	2,346,039	1,008,586	(256,717)
Beginning of the year	2,377,693	1,369,107	1,625,824
End of the year	$4,723,732	$2,377,693	$1,369,107

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

(Dollars in thousands)	2023	2022	2021
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Assumed premiums from reinsurance transactions	$3,288,795	$2,758,789	$11,942,659
Non-cash premiums ceded on a funds withheld basis	(5,635,165)	(3,855,948)	(17,836,943)
Accrued NII on assumed reinsurance	(12,937)	(27,108)	(72,218)
Assumed commission on reinsurance assumed	(478,918)	(19,000)	(49,248)
Ceding commission on reinsurance ceded	442,999	—	7,196
Non-cash ceded reinsurance receivable	—	(29,709)	—

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assumption transfer of bonds assumed reinsurance transactions	(2,473,915)	(2,697,956)	(11,165,696)
Mortgages received to settle reinsurance transactions	(86,655)	—	(522,245)
Contract loans on assumed reinsurance	(236,370)	(14,725)	—
Non-cash investment transactions - bonds	(611,959)	(3,584,107)	—
Non-cash investment transactions - mortgages	(164,480)	(329,963)	—
Non-cash investment transactions - other invested assets	(18,180)	(336,284)	—
Non cash investment transactions - CML reclass	(11,500)	—	—
Paid in kind interest-bonds	—	(17,477)	(10,731)
Paid in kind interest - mortgages	—	(199)	—
Paid in kind interest - other invested assets	—	(1,677)	—
Reclass of residual tranches	(17,226)	(720,379)	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	$—	$—	$(133,251)
FWH payable and deposit assets on reinsurance ceded	5,192,165	3,885,657	17,829,747

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of The Global Atlantic Financial Company LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021. KKR & Co. Inc. ("KKR") indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited ("GAFGL") and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group, LLC or "TGAFGL" and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of Commonwealth Annuity.

KKR Magnolia Holdings LLC ("KKR Magnolia") owns a total of approximately 65.2% of the outstanding ordinary shares of TGAFGL; the remaining investors, none of whom own more than 9.0%, own the remaining approximately 34.8% of the outstanding ordinary shares.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates;

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

●	Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

●	Bond portfolios, separate account assets, and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. In 2021 and prior, residual tranches in securitizations were captured as bonds, whereas commencing in 2022, those investments will be captured in other invested assets. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

Unaffiliated common stocks are reported at fair value based on quoted market prices or determined internally utilizing available market data and financial information pertaining to the underlying company except for Federal Home Loan Bank (FHLB) common stock which is valued at cost. The related net unrealized gains or losses are reported in unassigned surplus. The related adjustment for federal income taxes is included in deferred income taxes in unassigned surplus.

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as interest rates, foreign exchange rates and equity. More specifically for general business hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and total return swaps (TRS). Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / listed options. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company also owns foreign currency denominated bonds that generate exposure to FX risk. The Company has hedged this risk by entering into foreign currency swaps. Under the terms of the swaps, the Company pays fixed and floating rate terms denominated in foreign currency and receives fixed USD. The Company considers these derivatives to be cash flow hedges. Under such treatment, the unrealized gains and losses on are recorded consistent with the bonds hedged.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets consist primarily of surplus note, life settlement policies, ownership interests in partnerships, and in 2023 and 2022, residual tranches in structured security investments. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus. Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R), deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 0.25% to 11.75% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2023 and 2022, approximately 40.0% and 40.6% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 97% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2023 and 2022, the Company had $66,546 and $71,089, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Recently Adopted Accounting Standards

In January, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance which provides guidance for the specific 2023 liquidation of U.S. based life reinsurer Scottish Re. The Company has adopted accounting and presentation changes to balances from this reinsurer as appropriate.

In December, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 – Unaffiliated Common Stock and SSAP No. 32 – Preferred Stock to address residual tranche investments which may be reported as preferred stock and common stock. Also, in September, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 48 – Joint Ventures, Partnerships, and Limited Liability Companies to address residual tranche investments which may be reported as equity method investments. These clarifications state that structures that are in-substance residual interests will be reported residual tranche investments. The Company has adopted these changes for the annual 2023 reporting period.

In October, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 20 – Nonadmitted Assets and SSAP No. 21R – Other Admitted Assets to clarify guidance on collateral loan accounting and reporting. The adopted revisions clarify that all collateral assets must qualify as admitted invested assets if they were owned directly and provides additional details about documentation required for the collateral assets. The Company has adopted these changes for the annual 2023 reporting period, and updated policies and procedures as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 34 – Investment Income Due and Accrued, which requires new discourse around aggregate paid-in-kind (PIK) interest included in asset balances. The Company has included such disclosures in 2023 financial statements as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 7 – Asset Valuation and Interest Maintenance Reserve which allows for the temporary admittance of a net negative interest maintenance reserve (IMR). Outlined in INT 23-01T, this guidance allows the admittance of negative IMR up to 10% of adjusted capital and surplus and provides additional accounting and reporting guidance. Pending any future adoptions, this interpretation will be automatically nullified on January 1, 2026. The Company has adopted these changes for the annual 2023 reporting period.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP 43R – Loan-Backed and Structured Securities which add collateralized loan obligations (CLOs) to financial modeling guidance and provide clarification that CLOs are not captured as legacy securities. This guidance aligns with changes adopted by the NAIC’s Valuation of Securities Task Force in February, 2023. The Company has adopted these changes for the annual 2023 reporting period and there is no significant impact on the financial statements.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R – Bonds, SSAP No. 43R – Loan-Backed and Structured Securities and SSAP No. 21R – Other Admitted Assets which establishes a new principles-based definition of a band for statutory reporting. The Company will continue to monitor principles based bond definition topics and guidance in preparation for the January 1, 2025 implementation date.

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 36 - Troubled Debt Restructuring, which requires an entity to evaluate the modification represents a new loan or a continuation of an existing loan. This update eliminates prior U.S. GAAP guidance for troubled debt restructuring by creditors. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

In December, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events, and SSAP No. 101 - Income Taxes, which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has adopted these changes for the annual 2022 reporting period and there is no significant impact on the financial statements.

In May, 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 25 - Affiliates and Other Related Parties and SSAP No. 43R - Loan-Backed and Structured Securities which clarify application of the existing affiliate definition and incorporate new disclosure requirements for all investments that involve related parties, regardless if they meet the affiliate definition. The new guidance provides an expanded list of examples of related parties and further clarifies that investments from any arrangement which results in direct or indirect control, including control through a servicer or other controlling arrangement, shall be reported as affiliated. The Company has adopted these changes in the annual 2022 reporting period and there is no significant impact on the financial statements.

In May, 2022, the Blanks Working Group adopted updates to the Life/Fraternal Blank Asset Valuation Reserve (AVR) factors to correspond with the 2021 Life Risk-Based Capital Working Group adopted changes to Risk-Based Capital (RBC) factors for the expanded bond designation categories. The Company has adopted these changes in the annual 2022 reporting period.The result of adopting this change is that the 2022 AVR liability under the new calculation is marginally higher than it would have been prior to the change.

Change in Accounting Principle

In 2022, the Company updated its accounting for ceding IMR gains and losses after the inception of the treaty where gains and losses transferred to a counterparty are now assessed on an accrual basis whereas previously we assessed that transfer on a cash basis. Under the new method, the Company has applied an adjustment to IMR for all such ceded gains, whereas previously we made no adjustment to IMR and instead set up a different liability. Because the other liability was stated on a pretax basis, and the IMR liability is stated at an after tax basis, there was an impact to surplus arising from the change of $7,870, which has been captured as the cumulative impact of the change in accounting principle and recorded as a change in surplus in the current year.

Revision and reclassification

The Company has revised footnote 7. Reinsurance for the year ended December 31, 2022 as a result of an issue identified during the 2023 audit. The Company revised the balances of the assumed and ceded modco reserves as of December 31, 2022. The modco reserves assumed increased $589,703 and ceded increased $2,913,239. The revision did not change the Company's assets, liabilities, or capital and surplus in 2022.

Certain previously reported amounts have been reclassified to conform with the current year position.

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $3,720 and $36,074) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $4,684,459 and $2,276,176) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2023
Long term, short-term and cash equivalent bonds
United States Government and agencies	$1,112,539	$49,606	$(31,435)	$1,130,710
State and political subdivisions	2,456,610	37,839	(272,757)	2,221,692
Foreign government	128,185	3,258	(33,817)	97,626
Corporate securities	18,006,859	380,164	(2,534,062)	15,852,961
Hybrid	155,384	—	(15,666)	139,718
Parent, Subsidiaries and Affiliates	9,713,967	6,046	(891,762)	8,828,251
Asset-backed securities	4,717,146	16,946	(216,990)	4,517,102
Commercial mortgage-backed securities	3,581,393	4,327	(376,447)	3,209,273
Residential mortgage-backed securities	3,892,945	79,826	(113,021)	3,859,750
Total long term bonds	43,765,028	578,012	(4,485,957)	39,857,083
Short-term bonds	28,629	9	—	28,638
Cash equivalent bonds	6,924	1	—	6,925
Total long term, short-term and cash equivalent bonds	$43,800,581	$578,022	$(4,485,957)	$39,892,646

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2022
Long term, short-term and cash equivalent bonds
United States Government and agencies	$284,065	$378	$(28,152)	$256,291
State and political subdivisions	2,985,617	21,187	(415,399)	2,591,405
Foreign government	153,063	5,239	(56,477)	101,825
Corporate securities	17,243,924	351,866	(3,403,284)	14,192,506
Hybrid	128,101	32	(20,683)	107,450
Parent, Subsidiaries and Affiliates	9,817,231	32,723	(1,050,099)	8,799,855
Asset-backed securities	4,585,673	7,047	(370,765)	4,221,955
Commercial mortgage-backed securities	3,142,322	187	(378,902)	2,763,607
Residential mortgage-backed securities	2,332,076	41,503	(160,228)	2,213,351
Total long term bonds	40,672,072	460,162	(5,883,989)	35,248,245
Short-term bonds	65,443	—	(79)	65,364
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$40,737,515	$460,162	$(5,884,068)	$35,313,609

At December 31, 2023 and 2022, respectively, 96.4% and 96.2% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2023 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$523,499	$520,314
Due after one year through five years	2,843,584	2,764,980
Due after five years through ten years	3,955,398	3,798,070
Due after ten years	14,910,854	12,722,769
Mortgage-backed and asset-backed securities	21,567,246	20,086,513
Total	$43,800,581	$39,892,646

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2023
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$83,840	$(1,485)	$95,644	$(29,950)	$179,484	$(31,435)
State and political subdivisions	50,445	(281)	1,504,648	(272,476)	1,555,093	(272,757)
Foreign government	—	—	114,546	(33,817)	114,546	(33,817)
Corporate securities	1,658,279	(90,359)	11,777,139	(2,443,703)	13,435,418	(2,534,062)
Hybrid	45,745	(563)	93,973	(15,103)	139,718	(15,666)
Parent, Subsidiaries and Affiliates	4,428,848	(432,182)	3,826,797	(459,579)	8,255,645	(891,761)
Asset-backed securities	522,666	(10,152)	2,873,809	(206,838)	3,396,475	(216,990)
Commercial mortgage-backed securities	265,494	(8,924)	2,544,970	(367,524)	2,810,464	(376,448)
Residential mortgage-backed securities	402,727	(17,825)	864,848	(95,196)	1,267,575	(113,021)
Total long term bonds	7,458,044	(561,771)	23,696,374	(3,924,186)	31,154,418	(4,485,957)
Short-term bonds	11	—	—	—	11	—
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$7,458,055	$(561,771)	$23,696,374	$(3,924,186)	$31,154,429	$(4,485,957)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2022
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$126,245	$(28,152)	$—	$—	$126,245	$(28,152)
State and political subdivisions	1,760,549	(341,057)	242,461	(74,343)	2,003,010	(415,400)
Foreign government	54,048	(18,408)	68,902	(38,069)	122,950	(56,477)
Corporate securities	10,919,653	(2,221,825)	3,003,404	(1,181,459)	13,923,057	(3,403,284)
Hybrid	66,576	(11,803)	38,339	(8,879)	104,915	(20,682)
Parent, Subsidiaries and Affiliates	7,588,282	(989,047)	330,806	(61,052)	7,919,088	(1,050,099)
Asset-backed securities	3,523,393	(310,005)	432,366	(60,762)	3,955,759	(370,766)
Commercial mortgage-backed securities	2,148,474	(262,023)	593,277	(116,879)	2,741,751	(378,902)
Residential mortgage-backed securities	1,404,846	(122,907)	202,948	(37,319)	1,607,794	(160,227)
Total long term bonds	27,592,066	(4,305,227)	4,912,503	(1,578,762)	32,504,569	(5,883,989)
Short-term bonds	14,737	(79)	—	—	14,737	(79)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$27,606,803	$(4,305,306)	$4,912,503	$(1,578,762)	$32,519,306	$(5,884,068)

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2023 and 2022, the number of securities in an unrealized loss position for over 12 months consisted of 3,221 and 953, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities".

The Company’s 5GI securities as of December 31, 2023 and 2022, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	—	—	$—	$—	$—	$—
LBASS - AC	7	14	80,183	98,842	52,797	73,997
Total	7	14	$80,183	$98,842	$52,797	$73,997

AC – Amortized cost

BACV – Book adjusted carrying value

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2023
Residential mortgage-backed securities	$188,705	$182,377	$176,398	$—
Total	$188,705	$182,377	$176,398	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2022
Residential mortgage-backed securities	$80,751	$76,690	$77,458	$—
Total	$80,751	$76,690	$77,458	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2023	Percentage
2024	$532,360	3.60%
2025	1,211,396	8.20%
2026	3,136,155	21.23%
2027	1,464,432	9.91%
2028 and thereafter	8,429,627	57.06%
Total	$14,773,971	100.00%

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

During 2023, the Company established a specific allowance of $34,942 on 4 high-risk commercial mortgage loans as a result of re-underwriting process by the KKR Real Estate Credit team. During 2022, the Company established a specific allowance of $9,737 on 2 high-risk commercial mortgage loans as a result of re-underwriting process by the KKR Real Estate Credit team.

The Company did not recognize impairments on mortgage loans as of December 31, 2023, 2022 or 2021.

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2023	Percentage	2022	Percentage
East North Central	$418,457	2.83%	$500,367	4.02%
East South Central	268,552	1.82%	243,834	1.96%
Mid Atlantic	1,879,071	12.72%	1,668,202	13.41%
Mountain	1,376,043	9.31%	384,337	3.09%
New England	385,808	2.61%	2,596,216	20.87%
Pacific	3,660,246	24.77%	3,293,378	26.47%
South Atlantic	3,907,260	26.45%	1,358,272	10.92%
West North Central	134,885	0.91%	131,858	1.06%
West South Central	1,737,860	11.76%	1,538,750	12.37%
Various	1,005,790	6.81%	725,526	5.83%
Total	$14,773,971	100.00%	$12,440,740	100.00%

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The mortgage loans by type are as follows:

	Year Ended December 31,
	2023	Percentage	2022	Percentage
Apartment/multifamily	$4,738,802	32.08%	$4,303,250	34.59%
Industrial	1,769,402	11.98%	1,265,497	10.17%
Office	1,871,337	12.67%	2,214,763	17.80%
Retail	438,864	2.97%	362,130	2.91%
Residential	5,396,184	36.52%	3,962,417	31.85%
Mixed use	197,963	1.34%	98,071	0.79%
Self storage	107,695	0.73%	15,350	0.12%
Other	253,723	1.72%	219,262	1.76%
Total	$14,773,971	100.00%	$12,440,740	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2023 were 11.88% and 1.00%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.00%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of derivative assets, net of derivative liabilities, was $205,199 and $(37,546) as of December 31, 2023 and 2022, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $267,419 as of December 31, 2023. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining net collateral of $280,054 from counterparties as of December 31, 2023. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

December 31, 2023

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$392,089	$220,261	$11,324,964
Currency	13,186	16,031	393,565
Interest rates	177,335	141,120	9,782,488
Gross fair value of derivative instruments	$582,610	$377,412	$21,501,017

Derivative collateral	—	—
Offset per SSAP No. 64	(248,035)	(248,035)
Net fair value of derivative instruments	$334,575	$129,377

December 31, 2022

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$167,580	$57,978	$8,984,700
Currency	12,933	13,030	343,223
Interest rates	9,323	156,374	3,506,466
Gross fair value of derivative instruments	$189,836	$227,382	$12,834,389

Derivative collateral	—	—
Offset per SSAP No. 64	(59,425)	(59,425)
Net fair value of derivative instruments	$130,411	$167,957

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2023

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$391,694	$219,102	$11,172,416
Futures	8,877	5,675	1,368,872
Interest rate swap	135,994	100,674	6,925,400
Listed options	—	—	—
Bond forward	32,859	35,929	1,640,764
Swaptions	—	—	—
Currency Forwards	13,186	16,031	393,565
Gross fair value of derivative instruments	$582,610	$377,411	$21,501,017

Offset per SSAP No. 64	(248,035)	(248,035)
Net fair value of derivative instruments	$334,575	$129,376

December 31, 2022

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$158,653	$56,199	$8,722,790
Futures	10,775	8,078	2,269,801
Interest rate swap	(2,188)	102,844	1,154,750
Listed options	—	—	—
Bond forward	—	47,231	340,000
Swaptions	9,664	—	3,825
Currency forwards	12,932	13,030	343,223
Gross fair value of derivative instruments	$189,836	$227,382	$12,834,389

Offset per SSAP No. 64	(59,425)	(59,425)
Net fair value of derivative instruments	$130,411	$167,957

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2023	2022
LLC's and partnerships	$89,866	$88,931
Term notes and loans	552,082	784,146
Life settlement policies	36,926	32,832
Receivable for securities	171,479	53,651
Residual tranches	708,609	809,881
Total	$1,558,962	$1,769,441

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2023	2022
Cash and cash equivalents	$4,691,383	$2,276,176
Short-term investments	32,349	101,517
Total	$4,723,732	$2,377,693

Included in cash balances above are $243,702 and $228,322 as of December 31, 2023 and 2022, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Restricted Assets

Restricted assets at December 31, were as follows:

	Year Ended December 31,
	2023			2022
	Gross	Net	Total Restricted to Total Admitted Assets	Gross	Net	Total Restricted to Total Admitted Assets	Increase / (Decrease)
Pledged collateral to FHLB	$364,802	$364,802	0.5%	$470,346	$470,346	0.7%	$(105,544)
Placed under option contract	64,780	64,780	0.1%	35,663	35,663	0.1%	29,117
FHLB capital stock	18,046	18,046	—%	17,520	17,520	—%	526
On deposit with states	129,146	129,146	0.2%	128,260	128,260	0.2%	886
Total	$576,774	$576,774	0.8%	$651,789	$651,789	1.0%	$(75,015)

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2023	2022	2021
Proceeds	$6,597,277	$11,895,975	$21,112,299

Gross realized gains	88,415	56,471	189,934
Gross realized losses	(234,560)	(683,835)	(265,797)
Total net realized gains/(losses)	$(146,145)	$(627,364)	$(75,863)

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Major categories of net investment income are summarized as follows:

	Year Ended December 31,
	2023	2022	2021
Bonds	$2,051,449	$1,562,099	$1,285,734
Stocks	3,085	2,221	2,466
Mortgage loans	690,363	513,135	213,463
Policy loans	20,164	22,020	22,121
Cash equivalents and short-term investments	93,487	32,442	3,323
Derivatives	90	(6)	—
Other invested assets	297,183	165,224	11,164
Miscellaneous income	11,621	3,990	11,938
Gross investments income	3,167,442	2,301,125	1,550,209
Less: investment expenses	209,205	173,822	113,412
Net investment income before IMR amortization	2,958,238	2,127,303	1,436,797
IMR amortization	(110)	2,205	23,228
Net investment income after IMR amortization	$2,958,128	$2,129,508	$1,460,025

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2023 and 2022.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2023 and 2022.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2023	2022	2021
Realized gains (losses)
Bonds and stocks	$(486,217)	$(786,428)	$(138,867)
Mortgage loans	(55,739)	(20,022)	(1,135)
Derivative instruments*	(319,141)	(308,777)	(106,922)
Cash, cash equivalents and short-term investments	(18)	(73)	22
Other invested assets	(22,595)	(846)	(4,895)
Total realized gains (losses) on investments	(883,710)	(1,116,146)	(251,797)
Less amount transferred to IMR (net of related taxes of ($96,459) in 2023, ($157,643) in 2022 and($28,933) in 2021)	(362,871)	(593,037)	(108,845)
Total realized gains (losses) on investments	(520,839)	(523,109)	(142,952)
Federal income tax expense	55,394	102,009	102,674
Net realized gains (losses)	$(465,445)	$(421,100)	$(40,278)

*Excludes reinsurance cession of derivatives

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2021
	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)
Bonds	$1,054	$28,244	$(28,073)
Common stocks of affiliates	(358,938)	116,455	153,173
Derivative instruments	264,319	(118,384)	(49,995)
Other invested assets	18,201	(41,083)	(51,105)
Mortgage loans	(28,086)	(9,970)	(549)
Total change in unrealized gains and losses	(103,450)	(24,738)	23,451
Capital gains tax expense (benefit)	60,948	(25,980)	22,254
Change in unrealized gains and losses, net of taxes	$(164,398)	$1,242	$1,197

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $89,216 and $44,797 during 2023 and 2022, respectively.

The Company receives certain amounts of prepayment and acceleration fees.

General Account
Number of CUSIPS	1
Aggregate Amount of Investment Income	$464

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Financial Instruments Held at Fair Value

As of December 31, 2023, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2023
Financial Assets
Common stock	$—	$—	$—	$—
Derivative asset	3,966	330,610	—	334,576
Separate account assets	1,800,106	5,436	—	1,805,542
Total assets at fair value	$1,804,072	$336,046	$—	$2,140,118

Financial Liabilities
Derivative liabilities	$763	$128,613	$—	$129,376
Total liabilities at fair value	$763	$128,613	$—	$129,376

	Level 1	Level 2	Level 3	Total
December 31, 2022
Financial Assets
Common stock	$—	$—	$—	$—
Derivative asset	7,148	123,263	—	130,411
Separate account assets	1,714,641	7,000	—	1,721,641
Total assets at fair value	$1,721,789	$130,263	$—	$1,852,052

Financial Liabilities
Derivative liabilities	$4,451	$163,505	$—	$167,956
Total liabilities at fair value	$4,451	$163,505	$—	$167,956

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2023.

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2023
Financial Assets
Bonds	$39,857,083	$43,765,029	$966,852	$27,984,151	$10,906,081	$—
Common stock - unaffiliated	18,046	18,046	—	—	18,046	—
Preferred stock	63,215	64,665	—	61,806	1,408	—
Short-term investments	32,085	32,349	—	28,638	3,447	—
Cash and cash equivalents	4,691,383	4,691,383	4,684,458	6,925	—	—
Mortgage loans	13,695,725	14,773,971	—	—	13,695,725	—
Other invested assets	1,891,938	1,469,095	171,479	13,596	1,706,863	—	*
Derivative assets	334,575	334,575	3,966	330,609	—	—
Policy loans	575,566	575,566	—	—	575,566	—

Financial Liabilities
Other contract deposit funds	764,271	756,072	—	—	764,271	—
Derivative liabilities	129,377	129,377	763	128,613	—	—

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2022
Financial Assets
Bonds	$35,248,244	$40,672,071	$256,291	$24,110,386	$10,881,567	$—
Common stock - affiliated	—	—	—	—	—	—	*
Common stock - unaffiliated	17,520	17,520	—	—	17,520	—
Preferred stock	38,334	40,724	—	36,846	1,488	—
Short-term investments	101,273	101,517	—	14,739	86,534	—
Cash and cash equivalents	2,276,176	2,276,176	2,276,176	—	—	—
Mortgage loans	11,430,686	12,440,740	—	—	11,430,686	—
Other invested assets	2,098,599	1,680,509	53,651	10,943	2,034,006	—	*
Derivative assets	130,411	130,411	7,148	123,263	—	—
Policy loans	340,447	340,447	—	—	340,447	—

Financial Liabilities
Other contract deposit funds	778,032	770,271	—	—	778,032	—
Derivative liabilities	167,956	167,956	4,451	163,505	—	—

* Not practicable as there are no available quoted market prices for these assets.

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2023		2022
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	$43,765,029	$39,857,083	$40,672,071	$35,248,244
Common stock - unaffiliated	18,046	18,046	17,520	17,520
Preferred stocks	64,665	63,215	40,724	38,334
Short-term investments	32,349	32,085	101,517	101,273
Mortgage loans	14,773,971	13,695,725	12,440,740	11,430,686
Policy loans	575,566	575,566	340,447	340,447
Cash and equivalents	4,691,383	4,691,383	2,276,176	2,276,176
Other invested assets	1,469,095	1,891,938	1,680,509	2,098,599
Total	$65,390,104	$60,825,041	$57,569,704	$51,551,279

Financial Liabilities
Other contract deposit funds	$756,072	$764,850	$770,271	$778,032
Dividend accumulations	8,199	8,199	8,596	8,598
Total	$764,271	$773,049	$778,868	$786,630

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $313,580. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2023	December 31, 2022
FHLB stock purchased/owned as part of the agreement	$18,046	$17,520
Collateral pledged to the FHLB	364,802	470,346
Funding capacity currently available	324,000	315,000
Total reserves related to funding agreement	313,580	313,580
Agreement assets and liabilities
General account assets	18,046	17,520
General account liabilities	313,580	313,580

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2023 and 2022 was $466,784 and $474,230, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2023 and 2022 was $313,000 and $313,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2023 and 2022 was $324,000 and $315,000, respectively.

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2023 and 2022 and the change is comprised of the following components:

	December 31, 2023
	Ordinary	Capital	Total
Gross deferred tax assets	$637,371	$155,689	$793,060
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	637,371	155,689	793,060
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	637,371	155,689	793,060
Gross deferred tax liabilities	228,066	5,721	233,787
Net admitted deferred tax asset / (liability)	$409,305	$149,968	$559,273

	December 31, 2022
	Ordinary	Capital	Total
Gross deferred tax assets	$504,126	$79,182	$583,309
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	504,126	79,182	583,309
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	504,126	79,182	583,309
Gross deferred tax liabilities	171,729	35,514	207,243
Net admitted deferred tax asset / (liability)	$332,398	$43,668	$376,066

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$133,245	$76,507	$209,751
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	133,245	76,507	209,751
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	133,245	76,507	209,751
Gross deferred tax liabilities	56,337	(29,793)	26,544
Net admitted deferred tax asset / (liability)	$76,907	$106,300	$183,207

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2023
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	410,032	149,969	560,001
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	410,032	149,969	560,001
Adjusted gross deferred tax assets allowed per limitation threshold			563,205
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	227,337	5,721	233,058
Deferred tax assets admitted as the result of application of SSAP No. 101	$637,369	$155,690	$793,059

	December 31, 2022
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	334,593	44,982	379,575
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	334,593	44,982	379,575
Adjusted gross deferred tax assets allowed per limitation threshold	—	—	571,233
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	169,533	34,201	203,734
Deferred tax assets admitted as the result of application of SSAP No. 101	$504,126	$79,182	$583,309

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	75,439	104,987	180,426
Adjusted gross deferred tax assets allowed per limitation	75,439	104,987	180,426
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	57,804	(28,480)	29,324
Deferred tax assets admitted as the result of application of SSAP No. 101	$133,243	$76,508	$209,750

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2023	2022
Ratio percentage used to determine recovery period	759%	704%
Ratio percentage used to determine recovery period and threshold limitation amount	$5,306,495	$4,653,742

Impact of Tax Planning Strategies

	December 31, 2023
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	637,371	155,689	793,060
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	37%	96%	49%
Net admitted adjusted gross DTAs	637,371	155,689	793,060
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	37%	96%	49%

	December 31, 2022
	Ordinary	Capital	Total
Adjusted gross DTAs	504,126	79,182	583,309
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	59%	100%	64%
Net admitted adjusted gross DTAs	504,126	79,182	583,309
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	39%	57%	42%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	133,245	76,507	209,751
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	(22)%	(4)%	(15)%
Net admitted adjusted gross DTAs	133,245	76,507	209,751
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	(2)%	40%	7%

Does the Company's tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2023	2022	2021
Federal income tax expense (benefit) on operations	$167,360	$127,967	$64,116
Federal income tax on net capital gains	(55,394)	(102,009)	(102,674)
Current year income tax expense	$111,966	$25,958	$(38,558)

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2023	2022	Change
Ordinary
Policyholder reserves	$229,170	$130,208	$98,962
Investments	30,112	59,194	(29,082)
Deferred acquisition costs	368,212	305,323	62,889
Policyholder dividends accrual	—	84	(84)
Other assets - nonadmitted	6,202	8,457	(2,255)
Other	3,675	860	2,815
	637,371	504,126	133,245
Nonadmitted	—	—	—
Admitted ordinary deferred tax asset	637,371	504,126	133,245

Capital
Investments	125,487	42,483	83,004
Net capital loss carry-forward	30,202	36,699	(6,497)
Other	—	—	—
Subtotal	155,689	79,182	76,507
Admitted capital deferred tax asset	155,689	79,182	76,507
Admitted deferred tax asset	$793,060	$583,309	$209,751

Deferred tax liabilities
Ordinary
Fixed assets	$—	$155,217	$(155,217)
Investments	222,088	13,893	208,195
Deferred and uncollected premium	464	439	25
Policyholder reserves	1,427	2,178	(751)
Reserve transition adjustment due to TCJA	—	—	—
Section 807(f) Adjustment	—	—	—
Other	4,087	2	4,085
	228,066	171,729	56,337
Capital
Investments	5,721	35,514	(29,793)
Other	—	—	—
Deferred tax liabilities	233,787	207,243	26,544

Net deferred tax assets	$559,273	$376,066	$183,207

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31, 2023			December 31, 2022
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$637,371	$155,689	$793,060	$504,126	$79,182	$583,309	$209,751
Total deferred tax liabilities	(228,066)	(5,721)	(233,787)	(171,729)	(35,514)	(207,243)	(26,544)
Net deferred tax assets/ (liabilities)	$409,305	$149,968	$559,273	$332,398	$43,668	$376,066	$183,207
Tax effect of unrealized (gain) / losses							60,947
Change in net deferred income tax							$244,154

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2023
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(659,084)	$(138,408)	21.00%
IMR	(107,171)	(22,506)	3.41%
Disregarded single member LLCs	163,962	34,432	(5.22)%
Non-admitted DTA	—	—	—%
Deferred validation	505	106	(0.02)%
Ceding commission	(12,757)	(2,679)	0.41%
Tax credits	(2,252)	(473)	0.07%
Other permanent adjustments	(13,119)	(2,755)	1.01%
Nontaxable income	(10,500)	(2,205)	0.33%
Prior year tax return adjustments	214	45	(1.22)%
Change in non-admitted	10,738	2,255	(0.34)%
Total	$(629,464)	$(132,188)	20.06%

Federal income taxes incurred		167,360	(25.39)%
Realized capital gains (losses) tax		(55,394)	8.40%
Change in net deferred income taxes		(244,154)	37.04%
Total statutory income tax expense/(benefit)		$(132,188)	20.06%

	December 31, 2022
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	(465,867)	(97,832)	21.00%
FTC	50	11	—%
Dividend received deduction	(3,000)	(630)	0.16%
IMR	(60,024)	(12,605)	2.71%
Disregarded single member LLCs	66,210	13,904	(2.98)%
Deferred Validation	36	8	—%
Ceding commission	(5,047)	(1,060)	0.23%
Tax Credits	(238)	(50)	0.01%
Nondeductible Expenses	606	127	(0.03)%
Other Permanent Adjustments	(19,259)	(4,044)	1.01%
Nontaxable Income	(10,060)	(2,113)	0.45%
Prior Year Tax Return Adjustments	23,137	4,859	(1.22)%
Change in Non-Admitted	(39,750)	(8,348)	1.79%
Total	$(513,206)	$(107,773)	23.13%

Federal income taxes incurred		127,967	(27.47)%
Realized capital gains (losses) tax		(102,009)	21.90%
Change in net deferred income taxes		(133,731)	28.71%
Total statutory income tax expense/(benefit)		(107,773)	23.13%

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

As a result of tax reform (TCJA) the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

At December 31, 2023, the Company has $144 million of capital loss carryforwards and no operating loss, foreign tax credit or any business credit carryforwards.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2023 and 2022, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2023 and 2022.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2018. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

In December 2022, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 9 - Subsequent Events and SSAP No. 101 - Income Taxes which include outlines to the new corporate alternative minimum tax (CAMT) for tax years beginning after third quarter 2022 through first quarter 2023. This guidance also provides subsequent event exceptions. The Company has determined that they do not expect to be subject to the CAMT in 2023.

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective November 1, 2023, the Company entered into a coinsurance agreement with the Metropolitan Tower Life Insurance Company whereby it assumed universal life and fixed annuity business. The total assumed reserves were $3,371,046. Subsequently the Company entered into a retrocession agreements where reserves of $3,118,218 were ceded to an affiliated party.

Effective April 11, 2023, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves and ceded reserves were $1,159,290 and $579,645 respectively as of December 31, 2023.

Effective April 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $432,888 as of December 31, 2023.

Effective January 1, 2023, the Company, amended their master retrocession agreement with an affiliated party whereby it retroceded an additional $2,143,709 of reserves. Subsequently additional reserves of $3,496,539 have been ceded to the affiliated third party.

Effective January 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $1,155,797 as of December 31, 2023.

Effective January 1, 2022, the Company entered into a coinsurance and modified coinsurance agreement with American United Life Insurance Company whereby it assumed fixed and variable annuity business. The total assumed reserves were $2,444,714. Subsequently the Company entered into retrocession agreements where reserves of $1,629,891 were ceded to a third party and $730,073 were ceded to an affiliated party.

Effective January 1, 2022, the Company entered into a coinsurance agreement with the State Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $305,843. Subsequently the Company entered into retrocession agreements where reserves of $203,906 to a third party and $90,564 were ceded to an affiliated party.

Effective August 1, 2021, the Company entered into a coinsurance agreement with the Pacific Life Insurance Company whereby it assumed new fixed annuity business. The total accumulated assumed reserves were $1,540,069 as of December 31, 2022.

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Effective July 1, 2021, the Company entered into a coinsurance agreement with Riversource Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $7,139,550. Subsequently the Company entered into retrocession agreements where reserves of $2,215,148 and $2,954,641 were ceded to third parties.

Effective July 1, 2021, the Company entered into a coinsurance agreement with USAA Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $3,043,033. Subsequently the Company entered into a retrocession agreement where reserves of $912,910 were ceded to a third party. On March 31, 2021, the Company, with the approval from the Massachusetts Division of insurance, entered into a master retrocession agreement with an affiliated party whereby it retroceded $5,211,631 of reserves and established a deposit receivable of $1,004,126.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2023	2022
Coinsurance reserves assumed	60,876,260	51,959,787
Modco reserves assumed	7,997,005	7,336,113

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2023	2022
Reserves and contract claims unpaid ceded	44,749,607	37,322,201
Reinsurance recoverable on paid losses	1,177	3,388
Modco reserves ceded	8,292,648	7,761,135

The effects of reinsurance for premiums for the years ended December 31, were as follows:

	December 31,
	2023	2022
Life and Accident and Health Insurance
Direct	$59,339	$65,389
Reinsurance assumed - non-affiliated	13,745,697	12,377,415
Reinsurance assumed - affiliated	6,251	12,400
Less: Reinsurance ceded - non-affiliated	(2,378,272)	(2,087,496)
Less: Reinsurance ceded - affiliated	(9,277,886)	(2,189,770)
Net premiums	$2,155,129	$8,177,938

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2023 and 2022 our net reserves pertaining to affiliate activity was ($26,929,817) and ($19,811,175) respectively. As of December 31, 2023 and 2022 our net modco reserves pertaining to affiliate activity was ($5,180,117) and ($4,737,412) respectively.

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2023 and 2022.

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2023 and 2022, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year ended December 31,
	2023					2022
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Ordinary renewal	$2,211	$312	$1,899	$—	$1,899	$2,548	$459	$2,089	$—	$2,089
Total	$2,211	$312	$1,899	$—	$1,899	$2,548	$459	$2,089	$—	$2,089

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

9.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2023, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$16,418,838	$3,986	$—	$16,422,824	40.0%
At book value less current surrender charge of 5% or more	4,836,658	—	—	4,836,658	11.8%
At fair value	5,675	—	1,244,225	1,249,900	3.0%
Total with adjustment or at fair value	21,261,171	3,986	1,244,225	22,509,382	54.8%
At book value without adjustment (minimal or no charge adjustment)	9,841,475	—	—	9,841,475	24.0%
Not subject to discretionary withdrawal:	8,620,651	—	52,544	8,673,195	21.2%
Total (gross)	39,723,297	3,986	1,296,769	41,024,052	100.0%
Less: reinsurance ceded	24,336,710	—	—	24,336,710
Total (net)	$15,386,587	$3,986	$1,296,769	$16,687,342

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$965,435	$—	$—	$965,435	9.7%
At book value less current surrender charge of 5% or more	183,929	—	—	183,929	1.9%
At fair value	—	—	450	450	—%
Total with adjustment or at fair value	1,149,364	—	450	1,149,814	11.6%
At book value without adjustment (minimal or no charge adjustment)	2,733,382	—	—	2,733,382	27.6%
Not subject to discretionary withdrawal:	6,024,234	—	21	6,024,255	60.8%
Total (gross)	9,906,980	—	471	9,907,451	100.0%
Less: reinsurance ceded	9,229,400	—	—	9,229,400
Total (net)	$677,580	$—	$471	$678,051

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	880,683	—	—	880,683	34.5%
Not subject to discretionary withdrawal:	1,664,363	—	4,304	1,668,667	65.5%
Total (gross)	2,545,046	—	4,304	2,549,350	100.0%
Less: reinsurance ceded	1,780,775	—	—	1,780,775
Total (net)	$764,271	$—	$4,304	$768,575

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2023
	General Account	Separate Account with Guarantee	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies	$16,828,439	—	—	$16,828,439
Separate Accounts	—	3,986	1,301,544	1,305,530
Total annuity actuarial reserves and deposit liabilities	16,828,439	3,986	1,301,544	18,133,969

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2023, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2023			Year Ended December 31, 2023
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,564,144	$2,567,443	$2,766,410	$—	$—	$—
Other permanent cash value life insurance	—	289,453	293,477	—	—	—
Variable universal life	318,487	318,471	315,350	491,040	490,987	458,072
Miscellaneous reserves	—	—	47	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	807	—	—	—
Accidental death benefits	—	—	402	—	—	—
Disability-active lives	—	—	447	—	—	—
Disability-disabled lives	—	—	18,148	—	—	—
Miscellaneous reserves	—		12,548	—	—	35,638
Total (gross)	2,882,631	3,175,367	3,407,636	491,040	490,987	493,710
Less: reinsurance ceded	2,496,168	2,654,277	2,862,878	—	—	—
Total (net)	$386,463	$521,090	$544,758	$491,040	$490,987	$493,710

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2023
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$521,372	$458,072	$979,444
Accidental death benefit reserves	380	—	380
Active lives reserves	218	—	218
Disabled lives reserve	12,556	—	12,556
Miscellaneous reserves	10,232	35,638	45,870
Total life and accident & health reserves	544,758	$493,710	$1,038,468

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2022, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2022
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	10,812,280	4,249	—	10,816,529	31.5%
At book value less current surrender charge of 5% or more	2,940,628	—	—	2,940,628	8.6%
At fair value	—	—	1,195,795	1,195,795	3.5%
Total with adjustment or at fair value	13,752,908	4,249	1,195,795	14,952,952	43.6%
At book value without adjustment (minimal or no charge adjustment)	10,878,838	—	—	10,878,838	31.7%
Not subject to discretionary withdrawal:	8,431,065	—	50,559	8,481,624	24.7%
Total (gross)	33,062,811	4,249	1,246,354	34,313,414	100.0%
Less: reinsurance ceded	18,858,232	—	—	18,858,232
Total (net)	14,204,579	4,249	1,246,354	15,455,182

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	1,174,763	—	—	1,174,763	12.1%
At book value less current surrender charge of 5% or more	168,601	—	—	168,601	1.7%
At fair value	—	—	704	704	—%
Total with adjustment or at fair value	1,343,364	—	704	1,344,068	13.8%
At book value without adjustment (minimal or no charge adjustment)	2,835,734	—	—	2,835,734	29.2%
Not subject to discretionary withdrawal:	5,526,035	—	23	5,526,058	56.9%
Total (gross)	9,705,133	—	727	9,705,860	100.0%
Less: reinsurance ceded	9,061,515	—	—	9,061,515
Total (net)	643,618	—	727	644,345

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	—	—	—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	898,016	—	—	898,016	32.2%
Not subject to discretionary withdrawal:	1,882,181	—	4,367	1,886,547	67.8%
Total (gross)	2,780,197	—	4,367	2,784,564	100.0%
Less: reinsurance ceded	2,001,328	—	—	2,001,328
Total (net)	778,869	—	4,367	783,236

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2022
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$15,627,066	$—	$15,627,066
Total annuity actuarial reserves and deposit liabilities	—	1,255,697	1,255,697
	15,627,066	1,255,697	16,882,763

As of December 31, 2022, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2022
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$312,121	$316,144	$309,435	$—	$—	$—
Other permanent cash value life insurance	—	305,353	309,804	—	—	—
Variable universal life	80,520	80,511	84,078	458,977	458,914	427,927
Miscellaneous reseves	—	—	46	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	855	—	—	—
Accidental death benefits	—	—	421	—	—	—
Disability-active lives	—	—	539	—	—	—
Disability-disabled lives	—	—	20,112	—	—	—
Miscellaneous reserves	—		13,267	—	—	33,286
Total (gross)	392,641	702,008	738,557	458,977	458,914	461,213
Less: reinsurance ceded	186,049	353,175	379,062	—	—	—
Total (net)	$206,592	$348,833	$359,495	$458,977	$458,914	$461,213

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2022
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$334,459	$427,927	$762,386
Accidental death benefit reserves	407	—	407
Active lives reserves	253	—	253
Disabled lives reserve	13,577	—	13,577
Miscellaneous reserves	10,801	33,286	44,087
Total life and accident & health reserves	359,497	461,213	820,710

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

10.	ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties. The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2023	2022
Direct	$5,127	$5,227
Reinsurance assumed - non-affiliated	6,162,152	6,611,256
Less: reinsurance ceded - affiliated	(1,663,843)	(1,785,123)
Less: reinsurance ceded - non-affiliated	(4,318,541)	(4,632,988)
Net reserves	$184,895	$198,372

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2024, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $419,442.

No dividend was paid in 2023 or 2022.

On February 27, 2024, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2023 balance sheet, the Company received a $100,000 capital contribution from Finco.

On December 26, 2023, the Company made a $100,000 capital contribution to FLIC.

On December 26, 2023, the Company received a $250,000 capital contribution from Finco.

On December 18, 2023, the Company received a $185,000 capital contribution from Finco.

On December 14, 2023, the Company received a $130,000 capital contribution from Finco.

On November 15, 2023, the Company made a $160,000 capital contribution to FAFLIC.

On September 29, 2023, the Company made a $15,000 capital contribution to FAFLIC.

On April 11, 2023, the Company made a $27,000 capital contribution to FAFLIC.

The accompanying notes are an integral part of these financial statements	Page 59

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On October 3, 2022, the Company made a $50,000 capital contribution to FAFLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

On December 10, 2021 the Company paid a $375,000 capital contribution to FLIC.

On December 10, 2021 the Company received a $375,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

On July 9, 2021 the Company received a $265,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2023	2022
Unrealized gains (losses)	$498,979	$663,377
Nonadmitted asset values	(29,533)	(361)
Asset valuation reserves	(371,360)	(287,351)
Provision for reinsurance	(1,518)	(1,748)

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The following table provides details regarding the Company's surplus notes:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principle
0001	12/14/2018	6.250%	$820,000	YES	$820,000	$820,000	$—
0002	12/01/2023	8%	$225,000	YES	$—	$225,000	$—
Total	XXX	XXX	$1,045,000	XXX	$820,000	$1,045,000	$—

Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principle Paid	Life-To-Date Principle Paid	Date of Maturity	Are Surplus Note payments contractually linked
0001	$51,250	$245,715	—	$—	$—	9/30/2048	NO
0002	$—	$—	—	$—	$—	9/30/2053	NO
Total	$51,250	$245,715	XXX	$—	$—	XXX	XXX

Item Number	Surplus Note payments subject to administrative offsetting provisions	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note	Is Asset Issuer a Related Party	Type of Assets Received Upon Issuance	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Holder
0001	NO	NO	NO	0	$—	$—	NO
0002	NO	NO	NO	0	$—	$—	NO
Total	XXX	XXX	XXX	XXX	$—	$—	XXX

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $5,306,495 at December 31, 2023.

12.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $216,144, $181,248 and $67 in intercompany charges for 2023, 2022 and 2021 respectively.

On February 1 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company recorded expenses for these agreements of $140,141, $119,500 and $66,008 as of December 31, 2023, 2022 and 2021 respectively.

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $97,754, $8,037 and $19,494 as of December 31, 2023, 2022 and 2021 respectively. Amounts due to affiliates related to funds withheld agreements were $5,379, $1,388 and $1,245 as of December 31, 2023, 2022 and 2021 respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $91,385, $39,587 and $33,730 for the years ended December 31, 2023, 2022, and 2021 respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $1,643, $1,807, and $2,047 for the years ended December 31, 2023, 2022 and 2021 respectively. Additionally, the Company had $27,097, $4,979 and $5,293 receivable at December 31, 2023, 2022 and 2021 respectively.

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

	2023	2022
Bonds	9,714	9,817
Mortgages	1,917	1,829
Common Stocks	3,650	3,709
Other Invested Assets	702	809
	$15,983	$16,164

On March 22, 2022, the Company entered into an investment transaction with KKR Multi-Asset Tactical Designated Activity Company, an entity indirectly controlled by KKR & Co. Inc., whereby the Company agreed to transact an amount not to exceed $470 million. As of December 31, 2023, the Company had $394 million outstanding with KKR Multi-Asset Tactical Designated Activity Company.

On March 3, 2022, the Company committed to purchase $1,611 million of notes from Lightning 2022-1 Financing L.P. ("Lightning"), and Thunderbird 2022-1 Financing L.P. ("Thunderbird"), entities which are indirectly under the control of KKR & Co. Inc. $18 million of the commitment was syndicated to a non-affiliate, reducing the Company's commitment to $1,592 million. As of December 31, 2023, the Company had funded $840 million of its commitment.

Only July 12, 2021, the Company entered into a Credit Agreement with Bobcat Funded 2021-A Financing L.P., an affiliated entity, in which the Company committed to make investments in an aggregate total of $264 million to Bobcat Funded 2021-A Financing L.P. The Company and Bobcat Funded 2021-A Financing L.P. are both indirect subsidiaries of KKR & Co. Inc., the Company's ultimate controlling person. As of December 31, 2023, the Company had funded $277 million of its commitment.

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Payable/Receivables from Affiliates

As of December 31, 2023 and 2022, the Company reported $21,365 and $20,041 due to affiliates and $101,390 and $0 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. In June and September 2022, the Company borrowed $100 and $70, respectively for a one month period. In August 2022, the Company borrowed $50 for a two month period. The Company had borrowings $182,919 and $0 outstanding as of December 31, 2023 and 2022.

Guarantees or Contingencies for Related Parties

On November 16, 2023, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuity and universal life insurance. The remaining liabilities of this block of business at December 31, 2023 was $10,366,976.

On October 3, 2022, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of variable annuities. The remaining liabilities of this block of business at December 31, 2023 was $3,585,542.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2023 and 2022 were $662,974 and $761,759, respectively.

13.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software (“PBI/MOVEit Incident”), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers’ sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on its finanical position or results of operations.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited ("Athene" a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsured by Accordia which are administered by DXC. On August 19, 2020 Accordia and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

As of December 31, 2023 the purchase commitments relating to the agreement with the third party administrator were as follows:

2024	$5,176
2025	5,000
2026	3,309
2027	1,550
2027	1,483
2028 and thereafter	665
Total	$17,183

The Company has funding commitments subsequent to December 31, 2023 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$515,242
Limited Partnerships and LLC's	$4,011

14.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2023 through March 31, 2024, the date that these financial statements were available to be issued, and determined that there is:

Type – I Recognized Subsequent Events: On February 27, 2024, the Company received a capital contribution of $100,000 from Finco which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31 balance sheet.

Type – II Non-recognized Subsequent Events: Effective January 1, 2024. The Company entered into a coinsurance agreement with a third party whereby it assumed long term care and annuities. Assumed reserves were approximately $5,856,000. Subsequently, the company ceded a portion of the assumed block to an affiliate. Total ceded reserves were approximately $5,417,000.

On November 28, 2023, Commonwealth Annuity and Life Insurance Company's ("CWA") ultimate parent company, TGAFG, entered into an agreement pursuant to which KKR agreed to acquire the remaining equity interests in Global Atlantic that KKR did not already own. Following the closing of this transaction on January 2, 2024, TGAFG and its subsidiaries are wholly-owned subsidiaries of KKR. KKR is the ultimate controlling person of Commonwealth Annuity and Life Insurance Company ("CWA").

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

15.	COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2023	2022
Guaranty funds receivable or on deposit	$619	$480
Miscellaneous receivables	130,456	44,781
Total other assets	$131,075	$45,261

Other liabilities consist of the following:

	December 31,
	2023	2022
Payables in process	$118,954	$15,068
Policyholder liabilities	438	469
Payable for securities acquired	19,648	284,271
Borrowed money	182,919	—
Miscellaneous liabilities	4,581	4,485
Derivative liabilities	129,377	167,956
Total other liabilities	$455,917	$472,249

Other income consist of the following:

	December 31,
	2023	2022	2021
Net assumed adjustment to IMR	$(305,298)	$(555,436)	$7,424
Service fee revenue	6,934	7,879	9,447
Guarantee minimum benefit rider fees	6,347	6,279	6,423
FWH Realized Bonds Ceded	439,727	730,062	4,358
Considerations for supp contracts with life cont	3,603	3,588	2,955
Other income	6,203	11,423	(116)
Total other income	$157,516	$203,795	$30,491

16.	INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2023. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia’s net income from operations decreased by $235,277 for the year ended December 31, 2023 and Accordia’s statutory surplus decreased by $244,400 as of December 31, 2023. Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC’s net income from operations decreased by $3,192 for the year ended December 31, 2023 and FLIC’s statutory surplus increased by $22,811 as of December 31, 2023. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

On February 27, 2024, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2023 balance sheet, the Company received a $100,000 capital contribution from Finco.

On December 26, 2023, the Company made a $100,000 capital contribution to FLIC.

On December 26, 2023, the Company received a $250,000 capital contribution from Finco.

On December 18, 2023, the Company received a $185,000 capital contribution from Finco.

On December 14, 2023, the Company received a $130,000 capital contribution from Finco.

On November 15, 2023, the Company made a $160,000 capital contribution to FAFLIC.

On September 29, 2023, the Company made a $15,000 capital contribution to FAFLIC.

On April 11, 2023, the Company made a $27,000 capital contribution to FAFLIC.

On December 27, 2022, the Company received a $475,000 capital contribution from Finco.

On December 27, 2022, the Company made a $100,000 capital contribution to FLIC.

On September 30, 2022, the Company received a $150,000 capital contribution from Finco.

On April 03, 2022, the Company received a $175,000 capital contribution from Finco.

On December 10, 2021, the Company made a $375,000 cash capital contribution to FLIC.

On December 10, 2021, the Company received a $375,000 cash capital contribution from Finco.

On July 06, 2021, the Company received a $265,000 cash capital contribution from Finco.

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2023	2022
ASSETS
Investments	$79,240,733	$66,745,211
Other assets	3,961,748	3,086,887
Separate account assets	2,456,079	2,447,118
Total assets	$85,658,560	$72,279,215

LIABILITIES
Benefit and loss reserves	$45,462,631	$42,674,271
Other liabilities	34,072,350	23,432,000
Separate account liabilities	2,456,079	2,447,118
Total liabilities	81,991,060	68,553,389

Stockholder's equity	3,667,500	3,725,826
Total liabilities and stockholder's equity	$85,658,560	$72,279,215

STATEMENTS OF OPERATIONS

	2023	2022
REVENUE
Premiums, commissions and fees	$10,055,867	$7,651,915
Net investment income and other income	3,368,505	2,423,394
Total Revenue	13,424,372	10,075,309

BENEFITS AND EXPENSES
Benefits	9,463,403	7,065,579
Commissions and other underwriting expenses	2,378,059	1,513,827
Interest and other expenses	1,509,979	903,113
Federal income tax expense	150,692	72,502
Total benefits and expenses	13,502,133	9,555,021

Realized capital gains / (losses)	(139,113)	(139,061)
Net income / (loss)	$(216,873)	$381,227

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company – USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $0 of the goodwill was deemed an admitted asset at December

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

31, 2023. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,557 and $7,607 for the years ended December 31, 2023 and December 31, 2022, respectively.

17.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $1,805,542 and $1,721,641 as of December 31, 2023 and 2022, respectively. The assets legally insulated from the general account as of December 31, 2023 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$1,311,500	$—
Variable life insurance products	494,042	—
Total	$1,805,542	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2023 was $335,854 with associated risk charges paid by the separate account to compensate for these risks of $984.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2022 was $491,173 with associated risk charges paid by the separate account to compensate for these risks of $1,162.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2021 was $307,154 with associated risk charges paid by the separate account to compensate for these risks of $1,486.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2020 was $393,580 with associated risk charges paid by the separate account to compensate for these risks of $1,300.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2019 was $475,543 with associated risk charges paid by the separate account to compensate for these risks of $1,500.

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2023 is as follows:

2023	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$22,593	$22,593
Reserves
For accounts with assets at:
At fair value	—	3,986	—	1,795,254	1,799,240
By withdrawal characteristics
With MV adjustment	—	3,986	—	—	3,986
At fair value	—	—	—	1,747,247	1,747,247
Not subject to discretionary withdrawal	—	—	—	48,007	48,007
Total	$—	$3,986	$—	$1,795,254	$1,799,240

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2023 is as follows:

Transfers to separate accounts	$22,593
Transfers from separate accounts	(208,547)
Net transfers from separate accounts	(185,954)
Reconciling adjustments:
Administration and policy fees	(24,724)
CARVM adjustment	(463)
Reinsurance	117,057
Transfers as reported in the statements of operations	$(94,084)

The accompanying notes are an integral part of these financial statements	Page 70

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2022 is as follows:

2022	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$26,823	$26,823
Reserves
For accounts with assets at:
At fair value	—	4,249	—	1,711,545	1,715,794
By withdrawal characteristics
With MV adjustment	—	4,249	—	—	4,249
At fair value	—	—	—	1,666,114	1,666,114
Not subject to discretionary withdrawal	—	—	—	45,431	45,431
Total	$—	$4,249	$—	$1,711,545	$1,715,794

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2022 is as follows:

Transfers to separate accounts	$26,823
Transfers from separate accounts	(209,765)
Net transfers from separate accounts	(182,942)
Reconciling adjustments:
Administration and policy fees	(25,416)
Reinsurance	142,054
Transfers as reported in the statements of operations	$(65,746)

18. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company's Annual Statement in February 2024 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2023, the Company identified and reclassified balances related to the cash flows which effectively decreased net cash from operations and increased net cash from financing. A reinsurance receivable and payable presentation correction was also discovered which increased receivable and payable balances on the balance sheet with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2023 statutory annual statement	3,899,537	(4,259,608)	2,706,110	2,346,039
2023 Adjustments:
Reclass of capital contribution	(100,000)		100,000
As reported in the 2023 audited financial statement	3,799,537	(4,259,608)	2,806,110	2,346,039

The accompanying notes are an integral part of these financial statements	Page 71

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2023, 2022 and 2021

(Dollars in thousands)

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2023 statutory annual statement	4,313,973	(771,050)	77,374,759	73,060,786
2023 Adjustments:
Reinsurance recoverable/payable reclass	—	—	559,000	559,000
As reported in the 2023 audited financial statement	4,313,973	(771,050)	77,933,759	73,619,786

Subsequent to the filing of the Company's Annual Statement in February 2023 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2022, the Company identified and reclassified a balance related to the cash flows which effectively decreased net cash from operations and increased net cash from financing. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2022 statutory annual statement	9,289,986	(5,051,140)	(3,230,260)	1,008,586
2022 Adjustments:
Reclass of funds withheld cash settlement	(92,196)		92,196
As reported in the 2022 audited financial statement	9,197,790	(5,051,140)	(3,138,064)	1,008,586

The accompanying notes are an integral part of these financial statements	Page 72

SUPPLEMENTARY INFORMATION

The accompanying notes are an integral part of these financial statements	Page 73

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Investment income earned
Bonds, term notes and loans	$2,051,448
Preferred stocks	3,085
Mortgage loans	690,363
Premium notes, policy loans and liens	20,164
Cash equivalents and short-term investments	93,487
Other invested assets	297,183
Derivative instruments	90
Miscellaneous income	11,621
Gross investment income	$3,167,441

Other long term assets - statement value	$1,558,962

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	$1,979,533
Over 1 year through 5 years	9,153,273
Over 5 years through 10 years	8,657,560
Over 10 years	11,114,033
Over 20 years	12,896,182
Total by maturity	$43,800,581

By class - statement value
Class 1	$29,165,478
Class 2	13,075,716
Class 3	1,026,587
Class 4	375,531
Class 5	144,630
Class 6	12,639
Total by class	$43,800,581

Total bonds publicly traded	$19,325,465
Total bonds privately traded	24,475,116
Total	$43,800,581

The accompanying notes are an integral part of these financial statements	Page 74

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$9,377,787
Residential mortgages	5,396,184
Total	$14,773,971

Mortgage loans on real estate by standing (book value):
Good standing	$14,687,994
Interest overdue more than 90 days, not in foreclosure	16,571
In process of foreclosure	69,406
Total	$14,773,971

Collateral loans	$23,003

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$3,650,335

Preferred stocks - statement value	$64,665

Common stocks - market value	$3,668,381

Options, caps & floors owned - statement value	$172,592

Short-term investments—book value	$32,349
Cash equivalents - book value	4,447,681
Cash on deposit	243,702
Total	$4,723,732

The accompanying notes are an integral part of these financial statements	Page 75

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,630,195
Group life	$103,436

Amount of accidental death insurance in force under ordinary policies	$317

Life insurance policies with disability provisions in force
Ordinary life	$1,133,649
Group life	$11

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$2,066
Amount of income payable	$929

Ordinary - not involving life contingencies
Amount on deposit	$4,367
Amount of income payable	$20,713

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$178,599
Deferred - fully paid account balance	$12,959,282
Deferred - not fully paid account balance	$440,293

Group
Immediate - amount of income payable	$46,491
Deferred - fully paid account balance	$96,984
Deferred - not fully paid account balance	$86,225

Deposit funds and dividend accumulations:
Deposit funds - account balance	$573,997
Dividend accumulations - account balance	$8,199

The accompanying notes are an integral part of these financial statements	Page 76

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2023

(Dollars in thousands)

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Other	$201
$201

Claim payments:
Other accident and health -
2023	$594
2022	$1,682

Claims reserves:
2023	$6,049,382
2022	$6,459,505

The accompanying notes are an integral part of these financial statements	Page 77

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

Investment Risk Interrogatories

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $76,128,217 at December 31, 2023.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$2,843,944	3.7%
Common Stock	2.02	Accordia Life and Annuity Company	671,019	0.9%
Long Term Bonds/Mortgages	2.03	ACX Prop III, LLC	465,325	0.6%
Long Term Bonds	2.04	THUNDERBIRD 2021-1 FINANCING LP	423,079	0.6%
Long Term Bonds	2.05	LIGHTNING 2021-1 FINANCING LP	417,194	0.5%
Long Term Bonds/Other Invested Assets	2.06	Infinity Asset Holdings 2020 LLC	409,024	0.5%
Long Term Bonds	2.07	VECTOR FUNDED 2021	408,024	0.5%
Long Term Bonds/Other Invested Assets	2.08	SOMT Trust 2021-1	406,654	0.5%
Long Term Bonds	2.09	KMAC	394,199	0.5%
Long Term Bonds/Other Invested Assets	2.10	Blue Eagle 2021-1A LLC	372,427	0.5%

3.	The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$29,165,479	38.6%	3.07	P/RP-1	$2,260	—%
3.02	NAIC-2	13,075,716	17.3%	3.08	P/RP-2	62,401	0.1%
3.03	NAIC-3	1,026,587	1.4%	3.09	P/RP-3	—	—%
3.04	NAIC-4	375,531	0.5%	3.10	P/RP-4	—	—%
3.05	NAIC-5	144,630	0.2%	3.11	P/RP-5	—	—%
3.06	NAIC-6	12,639	—%	3.12	P/RP-6	4	—%
		$43,800,582	58.0%			$64,665	0.1%

The accompanying notes are an integral part of these financial statements	Page 78

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$5,984,390	7.9%
4.03	Foreign-currency-denominated investments	$45,943	0.1%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$5,501,658	7.3%
5.02	Countries rated NAIC-2	103,057	0.1%
5.03	Countries rated NAIC-3 or less	379,675	0.5%
		$5,984,390	7.9%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01 Cayman Islands	$3,108,310	4.1%
6.02 United Kingdom	644,290	0.9%
Countries rated NAIC-2
6.03 Italy	103,057	0.1%
Countries rated NAIC-3
6.05 Swaziland	250,386	0.3%
6.06 Ivory Coast	62,150	0.1%
	$4,168,193	5.5%

7-9.	Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 79

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	FDF 2018-4A	1	$245,079	0.3%
10.02	UBS GROUP AG	1	221,404	0.3%
10.03	ANCHF 2018-6A	1	195,603	0.3%
10.04	ANGLO AMERICAN CAPITAL	2	122,370	0.2%
10.05	PFIXD 2019-1A	1	118,579	0.2%
10.06	INTESA SANPAOLO SPA	2	103,904	0.1%
10.07	BNP PARIBAS	1 & 2	101,202	0.1%
10.08	HITR 5A	1	100,532	0.1%
10.09	ENEL FINANCE INTL NV	2	98,560	0.1%
10.10	STANDARD CHARTERED PLC	1 & 2	93,441	0.1%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.	Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$2,843,944	3.8%
13.03	Accordia Life and Annuity Company	671,019	0.9%
13.04	First Allmerica Financial Life Insurance Company	135,372	0.2%
13.05	AIMXL 2018-1 LLC	70,696	0.1%
13.06	PNC FINANCIAL SERVICES GROUP INC	25,340	—%
13.07	FEDERAL HOME LOAN BANK OF BOSTON	18,046	—%
13.08	WAPELLO TAX	13,802	—%
13.09	PUBLIC STORAGE	7,266	—%
13.10	AFFILIATED MANAGERS GROUP INC	6,107	—%
13.11	READY CAPITAL CORP	5,000	—%

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 80

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Residential	$284,815	0.4%
16.03	Residential	185,515	0.2%
16.04	Commercial	184,632	0.2%
16.05	Residential	176,981	0.2%
16.06	Residential	163,128	0.2%
16.07	Commercial	132,782	0.2%
16.08	Commercial	127,610	0.2%
16.09	Commercial	124,550	0.2%
16.10	Commercial	121,406	0.2%
16.11	Commercial	117,805	0.2%

Amounts and percentages of the Company’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
16.11	Construction loans	—	0.0%
16.12	Mortgage loans over 90 days past due	16,571	0.0%
16.13	Mortgage loans in the process of foreclosure	69,406	0.1%
16.14	Mortgage loans foreclosed	—	0.0%
16.15	Restructured mortgage loans	—	0.0%

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	1,016,044	964,898	—	2.6%
17.02	91 to 95%	—	7,113	—	—%
17.03	81 to 90%	—	271,348	—	0.4%
17.04	71 to 80%	1,029,949	1,137,256	—	2.8%
17.05	below 70%	7,331,793	3,015,570	—	13.6%

The accompanying notes are an integral part of these financial statements	Page 81

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2023

(Dollars in thousands)

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$391,694	0.5%	$(219,102)	(0.3)%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$391,694	0.5%	$(219,102)	(0.3)%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	53,898	0.1%	$21,843	$46,445	$46,460
22.02	Income generation	—	—%	—	—	—
22.03	Replications	—	—%	—	—	—
22.04	Other	—	—%	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$4,748	—%	$7,449	$7,175	$7,051
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 82

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2023

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	1,112,576	1.60%	1,112,576	1.60%
All other governments	128,185	0.18%	128,185	0.18%
U.S. states, territories and possessions, etc. guaranteed	251,049	0.36%	251,049	0.36%
U.S. political subdivisions of states, territories, and possessions, guaranteed	217,520	0.31%	217,520	0.31%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,227,901	3.21%	2,227,901	3.21%
Industrial and miscellaneous	29,683,225	42.71%	29,683,225	42.73%
Hybrid securities	155,384	0.22%	155,384	0.22%
Parent, subsidiaries and affiliates	9,713,967	13.98%	9,713,967	13.98%
Unaffiliated Bank loans	275,222	0.40%	275,222	0.40%
Total long-term bonds	43,765,029	62.98%	43,765,029	63.00%
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	64,665	0.09%	64,665	0.09%
Total preferred stocks	64,665	0.09%	64,665	0.09%
Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	18,046	0.03%	18,046	0.03%
Parent, subsidiaries and affiliates Other	3,650,335	5.25%	3,650,335	5.25%
Total common stocks	3,668,381	5.28%	3,668,381	5.28%
Mortgage Loans:
Residential mortgages	5,396,184	7.76%	5,396,184	7.77%
Commercial mortgages	9,040,251	13.01%	9,040,251	13.01%
Mezzanine real estate loans	337,536	0.49%	337,536	0.49%
Total mortgage loans	14,773,971	21.26%	14,773,971	21.27%
Cash	243,702	0.35%	243,702	0.35%
Cash equivalents	4,447,681	6.40%	4,447,681	6.40%
Short-term investments	32,349	0.05%	32,349	0.05%
Contract loans	575,566	0.83%	575,566	0.83%
Derivatives	363,701	0.52%	334,575	0.48%
Other invested assets	1,387,483	2.00%	1,387,483	2.00%
Receivables for securities	171,479	0.25%	171,479	0.25%
Total invested assets	69,494,007	100.00%	69,464,881	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 83

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2023

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____7____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☒ No ☒

The accompanying notes are an integral part of these financial statements	Page 84

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2023

(Dollars in thousands)

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		Yes ☒ No ☐ N/A ☒
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☒ No ☒		Yes ☒ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☒ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☒ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

________________________________________________________________________________

The accompanying notes are an integral part of these financial statements	Page 85